================================================================================

                               John Hancock Funds

--------------------------------------------------------------------------------

                          [Institutional Series Trust]

          ACTIVE BOND FUND
          GLOBAL BOND FUND
          FUNDAMENTAL VALUE FUND
          DIVIDEND PERFORMERS FUND
          MULTI-SECTOR GROWTH FUND
          SMALL CAPITALIZATION EQUITY FUND
          INTERNATIONAL EQUITY FUND

                                  ANNUAL REPORT


                                February 28, 1997

================================================================================

                                Table of Contents

                 John Hancock Funds - Institutional Series Trust

                                                                            Page

1) Chairman's Message.......................................................   3

2) Portfolio Manager Commentary

     This commentary reflects the views of the portfolio manager or portfolio management team through the end of the Fund's period discussed in this report. Of course, the manager's or team's views are subject to change as market and other conditions warrant.

     John Hancock Active Bond Fund .........................................   4
     John Hancock Global Bond Fund..........................................   8
     John Hancock Fundamental Value Fund....................................  12
     John Hancock Dividend Performers Fund .................................  16
     John Hancock Multi-Sector Growth Fund..................................  20
     John Hancock Small Capitalization Equity Fund..........................  24
     John Hancock International Equity Fund.................................  28

3) Financial Statements.....................................................  32

4) Notes To Financial Statements............................................  71


                                    TRUSTEES

                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                                CHARLES F. FRETZ*
                              HAROLD R. HISER, JR.*
                                 ANNE C. HODSDON
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                          * Members of Audit Committee


                                    OFFICERS

                            EDWARD J. BOUDREAU, JR.,
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN,
                                VICE CHAIRMAN AND
                            CHIEF INVESTMENT OFFICER
                                ANNE C. HODSDON,
                                    PRESIDENT
                                JAMES B. LITTLE,
                            SENIOR VICE PRESIDENT AND
                             CHIEF FINANCIAL OFFICER
                                SUSAN S. NEWTON,
                          VICE PRESIDENT AND SECRETARY
                               JAMES J. STOKOWSKI,
                          VICE PRESIDENT AND TREASURER
                               THOMAS H. CONNORS,
                  SECOND VICE PRESIDENT AND COMPLIANCE OFFICER


                                   CUSTODIANS

                                Global Bond Fund
                            International Equity Fund
                       STATE STREET BANK AND TRUST COMPANY
                               225 FRANKLIN STREET
                                BOSTON, MA 02110
                                Active Bond Fund
                            Dividend Performers Fund
                            Multi-Sector Growth Fund
                             Fundamental Value Fund
                        Small Capitalization Equity Fund
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                                BOSTON, MA 02111


                                 TRANSFER AGENT

                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                           1 JOHN HANCOCK WAY STE 1000
                              BOSTON, MA 02217-1000


                               INVESTMENT ADVISER

                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603


                             SUB-INVESTMENT ADVISER

                            Dividend Performers Fund
                     SOVEREIGN ASSET MANAGEMENT CORPORATION
                              1235 WESTLAKES DRIVE
                                BERWYN, PA 19312
                            International Equity Fund
                    JOHN HANCOCK ADVISERS INTERNATIONAL LTD.
                                 34 DOVER STREET
                             LONDON, ENGLAND W1X 3RA


                              PRINCIPAL DISTRIBUTOR

                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                              BOSTON, MA 02199-7603


                                  LEGAL COUNSEL

                                HALE AND DORR LLP
                                 60 STATE STREET
                                BOSTON, MA 02109


                              INDEPENDENT AUDITORS

                              DELOITTE & TOUCHE LLP
                                125 SUMMER STREET
                              BOSTON, MA 02210-1617

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                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

["a 1-1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph"]

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions.

   The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

   The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

   No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like later.

Sincerely,

      /s/ EDWARD J. BOUDREAU, JR.

          EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

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                     BY JAMES K. HO, CFA, PORTFOLIO MANAGER

                                  John Hancock
                                Active Bond Fund

                  Conflicting economic data and inflation fears
                       produce anxiety, mixed bond returns


"We continue to see strong results from the media and cable sector..."

   The bond market traveled a rough road during the last 12 months, driven by stronger than expected economic data and heightened inflation fears. When the Fund's fiscal year began in March 1996, investors were still reeling from a much stronger than expected February employment report that sent bond prices into a tailspin. Interest rates climbed and bond prices fell throughout the summer as a mix of strong economic news provoked inflation fears, yet inflation remained at bay. In the fall, bonds staged a rally when emotions calmed down along with the economy, but it was cut short in December and January when stronger economic data rekindled inflation angst. The market recouped somewhat in February on tame inflation and employment news, but the year ended as it began, roiled following Federal Reserve Chairman Alan Greenspan's hint of a possible rate increase as a pre-emptive strike against inflation. With that backdrop, John Hancock Active Bond Fund posted a total return of 6.17% at net asset value. That compared favorably to the 4.81% return of the average corporate debt A-rated fund, according to Lipper Analytical Services, Inc. As further comparison, the Lehman Government/Corporate Bond Index returned 4.83%.

Strategy and portfolio review

Several factors contributed to the Fund's outperformance, including its conservative approach throughout the year. We kept the Fund's duration shorter than average for most of the year because of the volatile interest rate environment. Duration measures how much a bond's price will move in response to changes in interest rates. When rates are rising and prices are falling, it pays to keep duration short. The only change we made was in September, when we extended duration to slightly longer than neutral, allowing us to capture the full benefit of the market's rally in October and November. But by year end our

[A 2 1/4" x 3" photo of the Active Bond Management Group. Caption reads: "James Ho (center) and Fund management team members Ben Matthews (l) and Seth Robbins
(r)"]

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       John Hancock Funds - Institutional Series Trust -- Active Bond Fund

--------------------------------------------------------------------------------
[Bar chart with the heading "Fund Performance" at top of left hand column. A footnote below states "For the year ended February 28, 1997." The chart is scaled in increments of 2%, with 8% at top and 0% at bottom. Within the chart there are three solid bars. The first represents the 6.17% total return for John Hancock Active Bond Fund. The second represents the 4.81% total return for the average corporate debt A-rated fund. The third represents the 4.83% total return for the Lehman Government/Corporate Index. A footnote below states: "The total return for John Hancock Active Bond Fund is at net asset value with all distributions reinvested. The average corporate debt A-rated fund is tracked by Lipper Analytical Services, Inc. The Lehman Brothers Government/Corporate Bond Index is a broad index composed of investment-grade corporate and government bonds. See the following two pages for historical performance information.]
--------------------------------------------------------------------------------

duration was back to slightly shorter than neutral, where it remained at the end of the fiscal year.

   Also helping performance was our growing stake in corporate bonds, which stood at 39% of net assets at the end of the period, up from 35% at the beginning. The remainder of the Fund's assets were in government securities. We did especially well with corporates late last year, when we bought more at a time when their prices became attractive in the wake of a heavy supply of new issues. Once the supply was absorbed, prices rose again, as we had expected. Careful credit selection also helped. We continue to see strong results from the media and cable sector, which is benefiting from industry consolidation. During the period, we successfully sold our position in Continental Cablevision, a below-investment-grade credit, when its bond price rose after being taken over by single A-rated USWest. In a similar vein, our focus on the lower-rated, higher-yielding electric utility companies has paid off. Our Long Island Lighting Company high-yield bonds have also been boosted by the news of a pending takeover by Brooklyn Union and Gas, an investment-grade credit.

   We also added several "Yankee" bonds from emerging market countries to our stake in high-yield bonds, which are those with credit ratings of BB or lower. Yankee bonds are U.S. dollar denominated foreign bonds issued in the United States. Our 15% position in high-yield bonds gives a boost to the Fund which is otherwise dominated by higher-rated, lower-yielding credits. In the emerging markets, we were able to buy solid corporate credits fairly cheaply because a government rating ceiling prevents any corporate credit from receiving a rating that is higher than that of its country's government. That allowed us to buy a number of issues whose creditworthiness we believe is better than their ratings show. One example was our holding in Philippine Long Distance Telephone Co.

"We remain cautious in the near term about the prospects for bonds."

Outlook

We remain cautious in the near term about the prospects for bonds. With the economy continuing to show signs of strength and the labor market close to full employment, worries about inflation will remain - even if inflation stays tame. What's more, the vigilant Federal Reserve remains on hyper-alert for signs of inflation. As long as the specter of Fed rate increases remains real, we'll maintain our conservative posture and continue to keep the Fund's duration shorter than average.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock Active Bond Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock Active Bond Fund                        4.84%     13.29%(1)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock Active Bond Fund(2)                     4.84%     7.39%(1)


--------------------------------------------------------------------------------
                                      YIELD
--------------------------------------------------------------------------------

As of February 28, 1997

                                                           SEC 30-DAY
                                                              YIELD
                                                              -----

John Hancock Active Bond Fund                                 6.67%


                              Notes to Performance

(1)  Commenced operations on March 30, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 0.60% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one year and since inception periods would have been (3.07%) and 0.21%, respectively.

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--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Active Bond Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Lehman Government/Corporate Bond Index -- an unmanaged index that measures the performance of U.S. Government bonds, U.S. corporate bonds and Yankee bonds.

[Line chart with the heading Active Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Government/Corporate Bond Index and is equal to $293,164 as of February 28, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Active Bond Fund on March 30, 1995 and is equal to $286,855 as of February 28, 1997.]

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                  BY LAWRENCE J. DALY, ANTHONY A. GOODCHILD AND

                      JANET L. CLAY, CO-PORTFOLIO MANAGERS

                                  John Hancock

                                Global Bond Fund

                     Bonds from Europe and emerging markets
                      perform well over the last 12 months

 "...our U.K. holdings... grew to 9% of net assets by the end of the period..."

    Many foreign bond markets rallied over the past year, aided in part by worldwide economic growth without inflationary pressures. Leading the way were emerging markets, whose sound economic policies helped keep inflation down and stimulate economic growth. Investors flocked to these markets, eager to capture the high yields they offered. Elsewhere, most European markets were strong performers as interest rates declined and the region moved closer to adopting a common currency.

   By contrast, the past 12 months will go down as a rather mediocre period for U.S. bonds. Despite the fact that the Federal Reserve Board neither raised nor lowered interest rates during the period covered by this report, bond prices were volatile, reflecting shifting concerns about the direction of the U.S. economy, inflation trends and interest rates.

   For the year ended February 28, 1997, John Hancock Global Bond Fund posted a total return of 3.39% at net asset value. That compared to 10.01% for the average general world income fund, according to Lipper Analytical Services. For another comparison, the JP Morgan Global Government Bond Index returned 2.74% for the period. The performance difference can be attributed to our smaller weighting than our peers in emerging market securities. We have been constrained by our size at this early stage of the Fund's operation because most emerging market securities are available only in amounts larger than the Fund can currently accommodate. But we continued to build our stake in emerging markets whenever possible during the period, focusing on Argentina and Mexican global bonds which are

[A 2" x 2 1/2" photo of the Fund management team. Caption reads: "The Global Bond management team: Tony Goodchild, Janet Clay, Larry Daly."]

================================================================================

       John Hancock Funds - Institutional Series Trust -- Global Bond Fund

--------------------------------------------------------------------------------
[Bar chart with the heading "Fund Performance at top of left hand column. A footnote below states: "For year ended February 28, 1997." The chart is scaled in increments of 3%, with 12% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 3.39% total return for John Hancock Global Bond Fund. The second represents the 10.01% total return for the average general world income fund. The third represents the 2.74% total return for the JP Morgan Global Government Bond Index. A footnote below states: "The total return for John Hancock Global Bond Fund is at net asset with all distributions reinvested. The average general world income fund is tracked by Lipper Analytical Services, Inc. The JP Morgan Global Government Bond Index is a broad-based index composed of government bonds issued in 13 countries in Europe, Asia and North America. See the following two pages for historical performance information.]
--------------------------------------------------------------------------------

denominated in U.S. dollars, and in Brady bonds from Brazil.

Strategy recap

Over the past year we slightly reduced our European holdings to 38% by the end of February. As yields fell in these markets, bond prices rose and helped the Fund's performance throughout the year. But as a result of the strong rally, their yields became less attractive than in the U.S. and other areas. What's more, Europe's core currencies -- the French franc and the German mark -- had been weak relative to the dollar. So we began to position the portfolio to have less currency risk by emphasizing other higher-yielding, dollar-denominated opportunities in the U.S. and Latin American markets. One exception was our U.K. holdings, which grew to 9% of net assets by the end of the period and offer relatively higher-yields than other European markets.

   U.S. Treasury notes made up 41% of the Fund's net assets at the end of February, up slightly compared to a year ago. We continued to avoid Japanese bonds, which offered much lower yields than those available in the U.S. and Europe. However, we did have a 10% direct stake in the yen. That yen exposure was a disappointment since the U.S. dollar continued to strengthen versus the yen over the period. But in our view the yen remains an attractive longer-term investment because we believe that Japan no longer needs a weak currency in order to jump-start its economy. If that is the case, the yen could rebound relative to the U.S. dollar.

"We do not anticipate dramatic changes in the world's economies..."

Outlook

While we do not anticipate dramatic changes in the world's economies, our view is that the U.S. economy is performing well enough to possibly warrant higher interest rates. So, we will maintain a portfolio duration that is slightly defensive. Duration is a measure of how much a bond's price will vary in response to changes in interest rates. From a global perspective, we expect that inflation will continue to be under control in Europe, which argues for continued low or declining interest rates in those markets. However, it's unlikely that the peripheral markets will replicate last year's strong performance. Likewise, we expect emerging markets to perform well, although not as well as they did in 1996.

--------------------------------------------------------------------------------
International investing involves special risks, such as currency and political risks and differences in accounting standards and financial reporting. See prospectus for details.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock Global Bond Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock Global Bond Fund                        4.08%     11.13%(1)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock Global Bond Fund(2)                     4.08%     6.40%(1)


--------------------------------------------------------------------------------
                                      YIELD
--------------------------------------------------------------------------------

As of February 28, 1997

                                                           SEC 30-DAY
                                                              YIELD
                                                              -----

John Hancock Global Bond Fund                                 5.63%


                              Notes to Performance

(1)  Commenced operations on April 19, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 0.85% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been (12.61%) and (31.50%), respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Global Bond Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the J. P. Morgan Global Government Index -- an unmanaged market capitalization-weighted index consisting of the government bond markets of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, the United Kingdom and the United States. All issues have a remaining maturity of at least one year and are rebalanced monthly.

[Line chart with the heading Global Bond Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the J.P. Morgan Global Government Index and is equal to $274,190 as of February 28, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Global Bond Fund on April 19, 1995 and is equal to $269,822 as of February 28, 1997.]

================================================================================

                    BY TIMOTHY KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock

                             Fundamental Value Fund

                   Bull market continues, led by large-company
                      growth stocks; smaller companies lag

"During the fiscal year, we shifted our weightings in several industry sectors..."

In September 1996, Timothy Keefe began leading the management team of John Hancock Fundamental Value Fund. Prior to joining John Hancock Funds as a senior vice president and portfolio manager, Mr. Keefe was vice president and portfolio manager for Federated Investors specializing in value investing.

   The stock market surged to record highs during the last 12 months, recouping from a summer selloff and rewarding investors with healthy gains for a second straight year. The returns were most pronounced for a small group of large growth companies that have the ability to grow earnings predictably. Investors favored these more liquid, tested companies as mixed economic signals during the period led to uncertainty about the economy. This environment was not as kind to the more volatile small-company stocks, which lagged their larger brethren in the ensuing "flight to quality." For the 12 months ended February 28, 1997, the broad market, as measured by the Standard & Poor's 500-Stock Index, advanced 26.16%. In the same period, John Hancock Fundamental Value Fund posted a total return of 13.78% at net asset value. But its emphasis on smaller-capitalization stocks caused it to lag the 21.34% return of the average growth and income fund, as tracked by Lipper Analytical Services, Inc. This category includes many funds that focus on the large companies that led the pack during the Fund's fiscal year. As another comparison, the Russell 2000 Index, a broad measure of small-company performance, returned 12.56% for the period.

Strategy review

The Fund continues to seek capital appreciation, with income as a secondary consideration, by investing in undervalued companies, those whose fundamental strengths are not reflected in their stock prices. Often, we find these opportunities

[A 2 1/4" x 3 1/4" photo of The Fundamental Value portfolio management team, bottom right. Caption reads: "Tim Keefe (standing) and Fund management team members Anurag Pandit (l) and Ben Hock (r)."]

================================================================================

    John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top left hand column. Footnote below states "For the year ended February 28, 1997." The chart is scaled in increments of 10%, with 30% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 13.78% total return for John Hancock Fundamental Value Fund. The second represents the 21.34% total return for the average growth and income fund The third represents the 26.16% total return for the S&P 500-Stock Index.. A footnote below states: "The total return for John Hancock Fundamental Value Fund is at net asset with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. The S&P 500-Stock Index is an unmanaged index that includes 500 widely-traded common stocks. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

in stocks that are misunderstood or not actively followed by market analysts.

   Our investment method uses a disciplined three-step process. First, a computer analytic model helps us identify which stocks are inexpensive today relative to their historical averages. Since we want companies with improving fundamentals as well as cheap stock prices, we next apply a computer momentum model to identify companies with growing revenues and earnings. The last step, where we spend the majority of our time, is rigorous fundamental analysis to determine whether a company offers a business that we would indeed want to own. Through the process, we find "mispriced opportunities" -- outstanding businesses selling at a discount to their intrinsic value, with a catalyst to unlock the value.

Boost to technology and financial stocks

During the fiscal year, we shifted our weightings in several industry sectors, de-emphasizing some sectors that appeared fully valued, such as the basic industries, particularly fabric and apparel manufacturers, and focusing on investments in more attractively priced areas.

   We did this particularly in the summer, when rising interest rates and the July market correction-- which hit small-cap technology stocks the hardest-- helped us add more financial and technology stocks to the Fund at very compelling prices. One example was Financial Security Assurance Holding (Salomon, Inc.), an issuer of insurance for municipal bonds and asset-backed securities. It's a steady business with a strong management team that we bought at a 30% discount to its adjusted book value when comparable companies were selling at a 20% premium. Another was Elexsys International, manufacturer of technology-related products for some of the largest companies.

"...we expect the market to remain choppy in the near term, marked by high volatility..."

Outlook

We're taking a cautious approach to 1997 and believe investors would be wise to temper expectations. After such a strong and long run-up in stocks, it's hard to imagine a repeat performance over the next year. In fact, we expect the market to remain choppy in the near term, marked by high volatility levels. Concerns about the economy persist and many stocks appear fully valued. That said, we also believe that many of the underfollowed, misunderstood companies we target won't always be as affected by the forces moving the market as a whole. So no matter what the market does, we will continue our search for solid yet inexpensive companies with growth potential. We believe it's a good way both to lower the Fund's risk level and provide the best opportunity for growth.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock Fundamental Value Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock Fundamental Value Fund                  15.60%    22.66%(1)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock Fundamental Value Fund(2)               15.60%    12.76%(1)


                              Notes to Performance

(1)  Commenced operations on April 19, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 0.80% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 14.66% and 10.41%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Fundamental Value Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

[Line chart with the heading Fundamental Value Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard and Poor's 500 Stock Index and is equal to $412,654 as of February 28, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Fundamental Value Fund on April 19, 1995 and is equal to $308,953 as of February 28, 1997.]

================================================================================

          BY JOHN F. SNYDER III AND BARRY EVANS, CO-PORTFOLIO MANAGERS

                                  John Hancock

                            Dividend Performers Fund

                    Double-digit returns, volatility mark the
                       stock market's latest 12-month rise

"...we began allocating new Fund assets to a broader tier of companies..."

   Stocks advanced during the last 12 months into record-setting territory and produced above-average returns for investors for a second straight year. The market continued to be propelled by the same nirvana-like economic conditions that prevailed the year before. The economy grew modestly, interest rates stayed relatively low, inflation remained benign and corporate profits were strong. But the market was also more volatile over the last 12 months, as mixed signals about how fast the economy was growing heightened inflation fears and caused concerns about future earnings prospects, especially last summer. Those fears prompted investors to flow to the large, high-quality, predictable growth companies that are also more liquid. And although the market's success became more and more narrow as the period progressed, this "flight to quality" benefited the types of stocks owned by John Hancock Dividend Performers Fund. During the 12 months ended February 28, 1997, the broad market, as measured by the Standard & Poor's 500-Stock Index returned 26.16%. In the same period, the Fund posted a total return of 21.26% at net asset value. That was in line with the 21.34% return of the average growth and income fund, according to Lipper Analytical Services, Inc.

Performance and investment focus

Our investment strategy continues to focus on companies that can predictably grow earnings and have consistently increased their dividends over the past 10 years. The Fund benefited during the period from owning a number of the high-quality, predictable growth companies that led the market's advance -- absent one noticeable group. Technology stocks, which account for 14% of the S&P 500, rallied strongly in the last quarter of the year, but the Fund didn't participate fully in that rally because most technology

[A 2" x 3 1/4" photo of the Dividend Performers management team, bottom right. Caption reads: "The Dividend Performers management team: (l-r) Anne McDermott, John Snyder, Barry Evans, Jere Estes."]

================================================================================

   John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top left hand column. Footnote below states "For the year ended February 28, 1997." The chart is scaled in increments of 10%, with 30% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 21.26% total return for John Hancock Dividend Performers Fund. The second represents the 21.34% total return for the average growth and income fund The second represents the 26.16% total return for the S&P 500-stock Index.. A footnote below states: "The total return for John Hancock Dividend Performers Fund is at net asset with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. The S&P 500-Stock Index is an unmanaged index that includes 500 widely-traded common stocks. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

stocks just don't meet our investment criteria of predictable earnings and rising dividends.

   But the Fund did well by holding a number of other top-performing companies, including some of our largest holdings like General Electric, Kimberly Clark, Johnson & Johnson, Emerson Electric and DuPont. These companies share important common traits: they are all large, global concerns that have consistently increased profits through a combination of growing market share, cost cutting and restructuring. We are maintaining our stake in these stocks because we believe they will continue to deliver returns and remain in investors' favor.

   But as many stocks became more fully valued during the period, we began allocating new Fund assets to a broader tier of companies where we found better value. These are still high-quality companies with predictable earnings growth, but their stocks are also currently selling at or below the market average. We recently added a position in Ecolab, a specialty chemical company providing sanitation type services to hotels and restaurants. It dominates its market, is broadening its global horizons and it's stock price is in line with the market's average price to earnings multiple (a measure of how much you're paying for earnings power.) We also added to our position in Sysco, a leader in the food distribution business but which still only has 10% market share. In a consolidating industry, it continues to gain ground and has repeatedly grown profits at 15% per year, yet its stock has been selling at a discount to the market. We also bought more of Automatic Data Processing (ADP) at a point when its stock price was at a smaller premium than usual to the market. ADP performs outsourcing functions ranging from payroll processing to brokerage back office functions and auto dealer inventory control. They're the best at what they do, as evidenced by 147 consecutive quarters of double digit earnings growth and a growing market share.

"...we're likely to see more earnings disappointments in 1997."

Looking forward

We're tempering our expectations for the broad stock market this year, but we remain cautiously optimistic. It's unlikely that we'll see in the next several years the same level of growth that corporations have achieved over the last five through restructuring and productivity enhancements. And with very little pricing flexibility and forecasts for more moderate economic growth, it's going to get even harder for corporate earnings to advance from their already high profitability ratios. With more sluggish growth in profits, we're likely to see more earnings disappointments in 1997. In this climate, high-quality predictable growth companies like the ones the Fund targets could look even more attractive to investors.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock Dividend Performers Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock Dividend Performers Fund                18.56%    40.27%(1)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock Dividend Performers Fund(2)             18.56%    21.33%(1)


                              Notes to Performance

(1)  Commenced operations on March 30, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 0.70% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 17.43% and 19.07%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Dividend Performers Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.

[Line chart with the heading Dividend Performers Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $412,654 as of February 28, 1997. The second line represents the value of the hypothetical $250,000 investment made in the Dividend Performers Fund on March 30, 1995 and is equal to $372,232 as of February 28, 1997.]

================================================================================

                      BY KEVIN R. BAKER, PORTFOLIO MANAGER

                                  John Hancock

                            Multi-Sector Growth Fund

                   Strong corporate earnings and low inflation
                            help propel stock market

"...energy stocks...contributed significantly to the Fund's outperformance."

   During the Fund's fiscal year, the economy continued to progress at a comfortable pace, establishing the background for a surging stock market. Over the past 12 months, inflation stayed low and interest rates remained relatively steady without any intervention from the Federal Reserve Board. Much of corporate America thrived and pursued downsizing plans in order to further enhance positive earnings.

   For the year ended February 28, 1997, John Hancock Multi-Sector Growth Fund, which invests in stocks of companies in selected sectors believed to offer above-average growth, posted a strong total return of 19.00% at net asset value. The Russell Midcap Growth Index, which represents mid-sized companies and serves as a benchmark for the Fund, returned 13.60% for the same one-year period and the average capital appreciation fund returned 13.23%, according to Lipper Analytical Services, Inc.

Sectors: Energy still on top

During the year, the Fund's top sectors included energy, technology, precious metals (now folded into a broader category more appropriately named basic materials), financials, capital equipment and health care. During the period, we made selective shifts in our category weightings, including eliminating for a while our stake in health care. That helped us avoid a mid-year selloff in health-care stocks. But we recently re-established a 16% position in health care as we took profits in our energy holdings, reducing that stake from 32% a year ago to 21% of the Fund's assets by the end of February. With health care, we emphasized biotechnology companies with new drug products that are moving well through the federal approval process.

   Over the fiscal year, our largest sector concentration -- energy stocks, specifically oil and gas exploration companies, drillers, and equipment and services companies -- contributed significantly to the Fund's outperformance. We

[A 2" x 3" photo of the Multi-Sector Growth Fund management team. Caption reads: "Kevin R. Baker, (left) and Fund management team members Ben Hock (c) and James Boyd (r)."]

================================================================================

   John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

--------------------------------------------------------------------------------
[Bar chart with the heading "Fund Performance" at the top of left hand column. A footnote below states: "For the year ended February 28, 1997." The chart is scaled in increments of 5%, with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 19.00% total return for John Hancock Multi-Sector Growth Fund. The second represents the 13.23% total return for the average capital appreciation fund. The third represents the 13.60% total return for the S&P 500-stock Index. A footnote below states: "The total return for John Hancock Multi-Sector Growth Fund is at net asset with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater than average growth orientations. See the following two pages for historical performance information.]
--------------------------------------------------------------------------------

still favor the energy sector because demand continues to rise worldwide -- from efficiency-complacent Americans to high-growth countries like Indonesia, China and India. Our emphasis for now will be more on exploration and production companies.

Financial, basic materials, capital equipment and technology

The financial sector, comprising 16% of the Fund's net assets, has done well in a fairly steady interest-rate environment. We focused on hotel and office real estate investment trusts (REITs), especially those targeting urban areas such as Houston and Boston, as office rents, hotel occupancy and room rates have been on the rise. One of the Fund's largest holdings is Starwood Lodging Trust. Starwood is a master at buying attractive locations in low-priced areas, renovating the property, and emphasizing service.

   Our 17% stake in basic materials reflects our belief that the rising demand for gold in fast-growing nations should help boost gold stocks. We also own several titanium-related stocks, a play on the use of that material in both aerospace and defense manufacturing as well as in golf clubs. Capital equipment stocks, which totaled 14% of the Fund's net assets in February, included aerospace-related companies and pollution control companies whose stocks are currently more attractively valued than other sectors. They also tend to be less sensitive to moves in the economy and are benefiting from industry consolidation. Technology, stocks at 7% of the Fund's assets, continue to offer growth opportunities, but as we have been reminded over the last several months, the sector can be volatile and now requires more stock selectivity than ever. Still, we believe in the large-scale trend of technology driving increased worker productivity. We have maintained our positions in such noteworthy companies as Gateway 2000, Altera and Adaptec.

"Although the economic outlook remains good... there is room for caution."

Looking ahead

The sharp rise in the stock market over the past 24 months raises questions about how long this rally can last. Although the economic outlook remains good and interest rates are fairly steady, there is room for caution. In such an environment, we will continue to seek out the industries that will offer our shareholders above-average growth opportunities while keeping an eye toward managing risk.

--------------------------------------------------------------------------------
Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock Multi-Sector Growth Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock Multi-Sector Growth Fund                31.55%    58.90%(1)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock Multi-Sector Growth Fund(2)             31.55%    30.90%(1)


                              Notes to Performance

(1)  Commenced operations on April 11, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 31.10% and 29.36%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Multi-Sector Growth Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Russell Midcap Growth Index -- an unmanaged index that contains those Russell Midcap securities with a greater-than-average growth orientation.

[Line chart with the heading Multi-Sector Growth Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Multi-Sector Growth Fund on April 11, 1995 and is equal to $374,779 as of February 28, 1997. The second line represents the value of the Russell Midcap Growth Index and is equal to $287,581 as of February 28, 1997.]

================================================================================

                   BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

                                  John Hancock

                              Small Capitalization

                                   Equity Fund

                Volatile period for small-company stocks; larger,
                        more liquid companies outperform

"...energy and real-estate holdings... benefited the Fund's performance."

   From its opening on May 2, 1996 through February 28, 1997, John Hancock Small Capitalization Equity Fund posted a total return of 8.89% at net asset value. For the same period, the average small company growth fund returned 3.37%, according to Lipper Analytical Services. For another comparison, the Russell 2000 Index returned 5.42%.

   While a rising tide lifted many small-company boats in the first couple of months of the period, a tidal wave of investor skittishness clearly separated the winners from the losers beginning in July. At that point, the overheated market, coupled with inflation fears and rising interest rates, triggered a selloff in small-company stocks. Later, some rebounded and moved beyond their July lows, powered by a combination of slow but steady economic growth, low inflation, relatively steady interest rates and good earnings. Meanwhile, large company blue-chip stocks climbed to successive records as investors poured money into index mutual funds, the most popular of which invest in the companies that make up the S&P 500 Index. Untouched by the popularity of indexing and plagued by nervousness over earnings, many small-company stocks languished throughout the remainder of the period.

Winners and disappointments

One of our best performers was our largest holding, E* TRADE Group, which provides a service that allows investors to trade stocks, bonds and other securities over the Internet. The company typifies the type of stock we emphasize. It has a profitable niche position in the marketplace, a capable management team with vision and the ability to execute that vision and a track record of growing earnings by at least 20-25% annually.

[A 1 3/4" x 2 1/2" photo of the Fund management team. Caption reads: "Bernice Behar and Fund management team members (l-r) Rob Hallisey, Anurag Pandit and Andrew Slabin"]

================================================================================

                 John Hancock Funds - Institutional Series Trust
                      -- Small Capitalization Equity Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top left hand column. Footnote below states "For the period from May 2, 1996 through February 28, 1997." The chart is scaled in increments of 2%, with 10% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 8.89% total return for John Hancock Small Capitalization Equity Fund. The second represents the 3.37% total return for the average small-company growth fund. The third represents the 5.42% total return for the Russell 2000 Index. Footnote below states: "The total return for John Hancock Small Capitalization Equity Fund is at net asset value with all distributions reinvested. The average small company growth fund is tracked by Lipper Analytical Services. The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. See the following two pages for historical performance information.]
--------------------------------------------------------------------------------

Other brokerage-related holdings -- Alex Brown, Inc., and Interra Financial --also were among our top performers, thanks in part to the strength of the current bull market and speculation about a potential wave of mergers and acquisitions among brokerage firms.

   Technology stocks were among the market's most volatile during the period, and many technology stocks never rebounded from the July sell-off. Despite that, corporate America's intense focus on improving productivity sent the stocks of some other small technology companies soaring. Two of our strongest performers in this area were CBT Group, which provides interactive software designed for business information-technology education and training, and National TechTeam, a technology consulting firm.

   Our energy and real-estate holdings also benefited the Fund's performance. Colder weather, Middle East tensions and rising demand in the developing world produced a five-year high in oil prices. Higher oil prices helped not only exploration and production companies, including Forceenergy, but also boosted energy service companies such as Newpark Resources, which provides maintenance and clean-up work for oil plants and refineries. On the real estate front, our investments in Beacon Properties and Starwood Lodging saw gains based on a growing demand for hotels, offices and other commercial space at a time when supply was somewhat limited.

   Footwear maker Converse also had a strong showing, more than doubling since we bought the stock. A new management team has re-energized the Converse brand, restructured the company and helped it regain its footing. But not all consumer-related stocks performed well, and some our of broadcasting and outdoor advertising stocks were disappointments. Temporary softness in advertising spending and a bout of profit taking hurt these stocks at year end, although some have since re-traced a portion of their earlier losses.

"...it's just a question of when investors turn their sights back toward small-company stocks."

Outlook

We believe that the long-term prospects for small company, aggressive growth stocks are quite good. The companies we target have earnings growth rates well in excess of the large company, blue chip stocks that have dominated the market's recent rise. And since stock prices generally follow earnings, we think it's just a question of when investors turn their sights back toward small-company stocks. They currently offer better growth rates at more attractive prices than many blue chip companies. As always, investing in aggressive-growth companies requires a long-term outlook and a healthy tolerance for market fluctuations.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total return for the John Hancock Small Capitalization Equity Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURN
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                              LIFE OF
                                                                FUND
                                                                ----

John Hancock Small Capitalization Equity Fund(2)              13.48%(1)


                              Notes to Performance

(1)  Commenced operations on May 2, 1996.

(2) The Adviser has agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return since inception would have been 2.52%.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock Small Capitalization Equity Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Russell 2000 Index -- an unmanaged index that consists of the smallest 2,000 securities in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization.

[Line chart with the heading Small Capitalization Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the hypothetical $250,000 investment made in the Small Capitalization Equity Fund on May 2, 1996 and is equal to $272,215 as of February 28, 1997. The second line represents the value of the Russell 2000 Index and is equal to $261,815 as of February 28, 1997.]

          BY MIREN ETCHEVERRY, JOHN L.F. WILLS AND GERARDO J. ESPINOZA,
                             CO-PORTFOLIO MANAGERS

                                  John Hancock

                            International Equity Fund

          Fund lags peers during period; stake in Latin America growing

"...we combine top-down country allocation with bottom-up stock selection."

In December 1996, Miren Etcheverry and Gerardo J. Espinoza joined the management team of John Hancock International Equity Fund. Prior to joining John Hancock Funds, Ms. Etcheverry and Mr. Espinoza were portfolio managers at Baring Asset Management and Ms. Etcheverry was the head of Baring's Latin American equities team. Mr. Wills has been with Hancock since 1987.

   Early in the period, worries about sluggish growth and higher interest rates clouded foreign equity markets. International investors remained on the edge of their seats, watching carefully for the next move by the U.S. Federal Reserve Bank as well as their own central banks. By the third quarter of 1996, the clouds had lifted as a combination of rate decreases by foreign central banks and a healthy U.S. stock market boosted equities around the globe. These favorable trends continued throughout the fourth quarter and into the first few months in 1997.

   Despite a strong second half, John Hancock International Equity Fund's performance lagged behind its peers during the year. For the 12 months ended February 28, 1997, the Fund had a total return of 2.79% at net asset value. According to Lipper Analytical Services, the average international fund had a total return of 10.16 %. During the same period, the FT Actuaries World Ex-US Index returned 4.21%.

Largest holdings: Japan, Hong Kong, Europe

Our large weighting in Japan -- which reached nearly 30% at one point in the year -- detracted most from performance. Stocks remained under pressure as doubts persisted about whether the economy was emerging from recession and the impact of the government's recent tax increases. The falling yen also weighed heavily on Japanese stocks. We kept our focus on exporters, such as Bridgestone, and consumer electronics, such as Sony Music Entertainment. These sectors outperformed the broad market, and we've recently taken profits in both to reduce our position in Japan, which stood at 12% by the end of February.

   Hong Kong was our second largest country weighting, at 12% of net assets. Growing confidence in the colony's smooth transition

[A 1 3/4" x 2 1/4" photo of the Fund management team. Caption reads: "The International Equity Fund management team: (l-r) Gerardo Espinoza, Miren Etcheverry, John Wills"]

================================================================================

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

--------------------------------------------------------------------------------
[Bar chart with heading "Fund Performance" at top left hand column. Footnote below states "For the year ended February 28, 1997." The chart is scaled in increments of 3%, with 12% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 2.79% total return for John Hancock International Equity Fund. The second represents the 10.16% total return for the average international fund. The third represents the 4.21% total return for the FT Actuaries World Ex-US Index. A footnote below states: "The total return for John Hancock International Equity Fund is at net asset with all distributions reinvested. The average international fund is tracked by Lipper Analytical Services. The FT Actuaries World Ex-US Index is a broad-based index composed of approximately 1800 securities in 23 countries. See the following two pages for historical performance information.]
--------------------------------------------------------------------------------

to Chinese rule propelled stocks to record highs during the year. Our top performers were hotel/ property stocks -- such as Cheung Kong Holdings and Hong Kong & Shanghai Hotels. They benefited both from the strong stock market and a spectacular 30% advance in real estate prices.

   Low inflation, falling interest rates and slow growth fueled strong gains throughout Europe. At 9% of net assets, the U.K. remained the Fund's largest country weighting of our 27% position in Europe. After the U.K. market's solid advance last year, we took profits there and moved the assets to other markets such as Germany, where falling interest rates and corporate restructurings are boosting earnings.

Investment Strategy

In managing the portfolio, we combine top-down country allocation with bottom-up stock selection. The cornerstone of our process is in-depth fundamental research, which involves substantial travel to the countries in which the Fund invests. In country allocation, our emphasis is on selecting countries with favorable political trends, growing economies and improving liquidity dynamics. In stock selection, the emphasis is on companies that meet the following stringent criteria: solid management, growing markets, strong competitive advantage, sustainable earnings growth, and attractive valuation.

"Reform - both economic and political - is a key investment theme for us..."

Outlook

We are optimistic about the long-term prospects for foreign equity markets. Major industries continue to shift from government to private control and entire economies are ushering out the inefficiencies of centralized control in favor of free markets. As this economic deregulation continues, global growth and rising profits are likely to remain strong. Moreover, new technologies worldwide are driving down the cost of production, distribution and investment. What makes this environment so attractive is that we believe this global economic expansion will occur without significant inflation.

   Reform -- both economic and political -- is a key investment theme for us, which means for now we will likely continue reducing our exposure to Japan where economic recovery is fragile and corporate restructurings still rare. Instead, we will keep focused on European companies in the midst of profitable restructurings. We will also emphasize the emerging markets of Asia and especially Latin America, where we very recently increased our stake to 12% of net assets. These markets have embraced economic reform and in so doing unleashed significant investment opportunities.

--------------------------------------------------------------------------------
International investing involves special risks, such as currency and political risks and differences in accounting standards and financial reporting. See prospectus for details.

================================================================================

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns for the John Hancock International Equity Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock International Equity Fund               8.49%     15.65%(1)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended December 31, 1996

                                                     ONE      LIFE OF
                                                     YEAR       FUND
                                                     ----       ----

John Hancock International Equity Fund(2)            8.49%     8.66%(1)


                              Notes to Performance

(1)  Commenced operations on March 30, 1995.

(2) The Adviser has agreed to limit the Fund's expenses to 1.00% of the Fund's average daily net assets. Without the limitation of expenses, the average annual total return for the one-year and since inception periods would have been 6.32% and 3.89%, respectively.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $250,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $250,000 investment in the John Hancock International Equity Fund would be worth on February 28, 1997 assuming you invested on the day the Fund started and have reinvested all distributions. For comparison, we've shown the same $250,000 investment in the Financial Times-Actuaries World EX-US Index -- an unmanaged index composed of securities in 23 countries, excluding the United States. Selection criteria, overseen by the World Index Policy Committee, exclude all companies that cannot be purchased by foreigners. Companies then are ranked by market capitalization, and the top 5% are automatically included.

[Line chart with the heading International Equity Fund, representing the growth of a hypothetical $250,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Financial Times-Actuaries World EX-US Index and is equal to $287,581 as of February 28, 1997. The second line represents the value of the hypothetical $250,000 investment made in the International Equity Fund on March 30, 1995 and is equal to $282,180 as of February 28, 1997.]

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
February 28, 1997
--------------------------------------------------------------------------------

                                                                                        ACTIVE      GLOBAL  FUNDAMENTAL   DIVIDEND
                                                                                         BOND        BOND      VALUE     PERFORMERS
                                                                                         FUND        FUND      FUND         FUND
                                                                                     ----------  ----------  ----------  ----------
Assets:
  Investments at value - Note C:
   Common stocks (cost - none; none; $4,972,513 and $6,804,378, respectively) ...... $       --  $       --  $5,184,736  $7,944,725
   Preferred stocks (cost - none; none; $216,725 and none, respectively) ...........         --          --     244,000          --
   Bonds (cost - $2,047,360; $991,536; none and none, respectively)  ...............  2,051,968     981,143          --          --
   Short-term investments (cost - $126,000; $19,000; $572,000 and
     $795,000, respectively) .......................................................    126,000      19,000     572,000     795,000
   Corporate savings account .......................................................        696          --         158      11,870
                                                                                     ----------  ----------  ----------  ----------
                                                                                      2,178,664   1,000,143   6,000,894   8,751,595

  Cash .............................................................................         --         652          --          --
  Receivable for closed forward foreign currency exchange contracts - Note A .......         --         782          --          --
  Receivable for open forward foreign currency exchange contracts purchased
    - Note A .......................................................................         --       3,049          --          --
  Receivable for investments sold ..................................................     16,607          --     566,433          --
  Interest receivable ..............................................................     28,156      24,130         157         221
  Dividends receivable .............................................................         --          --       6,258      16,791
  Deferred organization expenses - Note A ..........................................      5,063       5,061       5,152       5,108
  Receivable from John Hancock Advisers, Inc. - Note B .............................      8,075      13,716       4,088       8,026
  Other assets .....................................................................          3           1          15          10
                                                                                     ----------  ----------  ----------  ----------
                    Total Assets ...................................................  2,236,568   1,047,534   6,582,997   8,781,751
                    ---------------------------------------------------------------------------------------------------------------

Liabilities:
  Payable for open forward foreign currency exchange contracts sold - Note A .......         --         180          --          --
  Payable for investments purchased ................................................     27,588          --     547,738      83,918
  Payable for shares repurchased ...................................................         --          --          --       5,741
  Foreign tax payable ..............................................................         --         234          --          --
  Dividend payable .................................................................        481         283          --          --
  Accounts payable and accrued expenses ............................................     17,880      20,984      24,677      24,581
                                                                                     ----------  ----------  ----------  ----------
                    Total Liabilities ..............................................     45,949      21,681     572,415     114,240
                    ---------------------------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in ..................................................................  2,179,909   1,037,436   5,621,829   7,338,086
  Accumulated net realized gain on investments and foreign currency
   transactions ....................................................................      6,102          --     131,933     164,598
  Net unrealized appreciation (depreciation) of investments and foreign
   currency transactions ...........................................................      4,608 (    7,648)     239,498   1,140,347
  Undistributed net investment income (distributions in excess of net
   investment income)...............................................................         -- (    3,935)      17,322      24,480
                                                                                     ----------  ----------  ----------  ----------
                    Net Assets ..................................................... $2,190,619  $1,025,853  $6,010,582  $8,667,511
                    ===============================================================================================================

Net Asset Value Per Share
  (based on 256,550; 124,830; 640,811 and 727,948 shares, respectively, of beneficial interest outstanding - unlimited number of shares authorized
  with no par value) ...............................................................  $     8.54  $     8.22  $     9.38  $    11.91
  ==================================================================================================================================

The Statement of Assets and Liabilities is each Fund's balance sheet and shows the value of what the Fund owns, is due and owes as of February 28, 1997. You'll also find the net asset value per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Assets and Liabilities
February 28, 1997

--------------------------------------------------------------------------------

                                                                                          MULTI-SECTOR     SMALL      INTERNATIONAL
                                                                                             GROWTH    CAPITALIZATION    EQUITY
                                                                                              FUND      EQUITY FUND       FUND
                                                                                          ------------ -------------- -------------
Assets:
  Investments at value - Note C:
   Common stocks, rights and warrants (cost - $25,541,935; $918,292 and $3,033,315, respectively) ........................................................................  $27,420,468  $  954,344  $ 3,279,168
   Short-term investments (cost - $1,797,000; $39,000 and $877,000, respectively) .......    1,797,000      39,000      877,000
   Corporate savings account ............................................................        4,818       1,421           --
                                                                                           -----------   ---------   ----------
                                                                                            29,222,286     994,765    4,156,168
  Cash ..................................................................................           --          --        1,502
  Foreign currency, at value (cost - $38,880; none and $903, respectively) ..............       38,797          --          899
  Receivable for investments sold .......................................................      720,267      22,419       56,796
  Interest receivable ...................................................................          356          11          131
  Dividends receivable ..................................................................       10,505         251          509
  Foreign tax receivable ................................................................           --          --          911
  Deferred organization expenses - Note A ...............................................        6,356      17,080        5,062
  Receivable from John Hancock Advisers, Inc. - Note B ..................................           --          --       10,820
  Other assets ..........................................................................           33          --            8
                                                                                           -----------   ---------   ----------
                    Total Assets ........................................................   29,998,600   1,034,526    4,232,806
                    -----------------------------------------------------------------------------------------------------------

Liabilities:
  Payable for investments purchased .....................................................      867,533      13,221           --
  Payable to John Hancock Advisers, Inc. and affiliates - Note B ........................        7,618       6,245           --
  Accounts payable and accrued expenses .................................................       38,872      15,564       28,839
                                                                                           -----------   ---------   ----------
                    Total Liabilities ...................................................      914,023      35,030       28,839
                    -----------------------------------------------------------------------------------------------------------

Net Assets:
  Capital paid-in .......................................................................   25,992,622   1,019,516    4,008,060
  Accumulated net realized gain (loss) on investments and foreign currency
  transactions ..........................................................................    1,215,401  (   56,301) (    40,052)
  Net unrealized appreciation of investments and foreign currency
  transactions ..........................................................................    1,878,552      36,052      245,826
  Undistributed net investment income (distributions in excess of net
  investment income) .................................................................... (      1,998)        229  (     9,867)
                                                                                           -----------   ---------   ----------
                    Net Assets ..........................................................  $29,084,577   $ 999,496   $4,203,967
                    ===========================================================================================================

Net Asset Value Per Share:
  (based on 2,294,832; 108,206 and 449,532 shares, respectively, of beneficial
  interest outstanding - unlimited number of shares authorized with no par value) .......  $     12.67   $    9.24   $     9.35
  =============================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Year ended February 28, 1997

                                                                                       ACTIVE      GLOBAL  FUNDAMENTAL   DIVIDEND
                                                                                        BOND        BOND      VALUE     PERFORMERS
                                                                                        FUND        FUND      FUND         FUND
                                                                                    ----------  ----------  ----------  ----------
Investment Income:
  Interest (net of foreign withholding tax of none; $975; none and none,
    respectively) ........................................................          $ 126,406   $  72,264   $  26,938   $    36,049
  Dividends (net of foreign withholding tax of none; none; $2,262 and $35,
    respectively) ........................................................                 --          --     103,897        94,931
                                                                                    ---------   ---------   ---------   -----------
                                                                                      126,406      72,264     130,835       130,980
  Expenses:
   Investment management fee - Note B ....................................              8,212       7,618      40,482        29,727
   Registration and filing fees ..........................................             24,345      22,081      28,733        30,881
   Auditing fee ..........................................................             11,817      11,953      11,817        11,817
   Custodian fee .........................................................             10,445      19,924       9,162         7,722
   Printing ..............................................................              7,957       6,187       8,250         5,286
   Organization expense - Note A .........................................              1,642       1,613       1,643         1,657
   Transfer agent fee - Note B ...........................................                821       2,467       2,892         4,433
   Legal fees ............................................................                715         702       1,068           805
   Financial services fee - Note B .......................................                308         190       1,084           929
   Trustees' fees ........................................................                194          96         551           538
   Miscellaneous .........................................................                 94          38         382            --
                                                                                    ---------   ---------   ---------   -----------
                    Total Expenses .......................................             66,550      72,869     106,064        93,795
                    Less Expenses Reductions - Note B ....................            (56,696)    (64,235)    (59,798)      (59,114)
                                                                                    ---------   ---------   ---------   -----------
                    Net Expenses .........................................              9,854       8,634      46,266        34,681
                    ---------------------------------------------------------------------------------------------------------------
                    Net Investment Income ................................            116,552      63,630      84,569        96,299
                    ---------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign
  Currency Transactions:
  Net realized gain on investments sold ..................................              7,241       8,032     590,179       240,807
  Net realized loss on foreign currency transactions .....................                 --     (34,195)         --            --
  Change in net unrealized appreciation (depreciation) of investments ....             (4,783)    (10,218)     13,894       674,538
  Change in net unrealized appreciation (depreciation) of foreign
    currency transactions ................................................                 --       3,018          --            --
                                                                                    ---------   ---------   ---------   -----------
                    Net Realized and Unrealized Gain (Loss) on
                    Investments and Foreign Currency Transactions ........              2,458     (33,363)    604,073       915,345
                    ---------------------------------------------------------------------------------------------------------------
                    Net Increase in Net Assets Resulting from Operations .          $ 119,010   $  30,267   $ 688,642   $ 1,011,644
                    ===============================================================================================================

The Statement of Operations summarizes for each of the Funds, the investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Operations
Year ended February 28, 1997
--------------------------------------------------------------------------------

                                                                                           MULTI-SECTOR     SMALL      INTERNATIONAL
                                                                                              GROWTH    CAPITALIZATION    EQUITY
                                                                                               FUND      EQUITY FUND*      FUND
                                                                                           ------------ -------------- -------------
Investment Income:
  Interest ............................................................................     $    94,319   $  6,044     $  18,795
  Dividends (net of foreign withholding tax of $964; none and $6,491, respectively) ...          84,378        585        55,545
                                                                                            -----------   --------     ---------
                                                                                                178,697      6,629        74,340
  Expenses:
   Investment management fee - Note B .................................................         149,598      4,230        29,575
   Custodian fee ......................................................................          40,217      8,385        22,834
   Registration and filing fees .......................................................          37,223     53,006        31,403
   Auditing fee .......................................................................          11,817     11,400        13,117
   Transfer agent fee - Note B ........................................................          11,306        264         3,657
   Printing ...........................................................................           5,068      4,859         4,486
   Financial services fee - Note B ....................................................           3,506         99           616
   Trustees' fees .....................................................................           2,195         50         1,043
   Organization expense - Note A ......................................................           2,040      3,396         1,643
   Legal fees .........................................................................           1,194         50           775
   Miscellaneous ......................................................................             716        123            81
                                                                                            -----------   --------     ---------
                    Total Expenses ....................................................         264,880     85,862       109,230
                    Less Expenses Reductions - Note B .................................         (96,582)   (81,103)      (76,369)
                                                                                            -----------   --------     ---------
                    Net Expenses ......................................................         168,298      4,759        32,861
                    ------------------------------------------------------------------------------------------------------------
                    Net Investment Income .............................................          10,399      1,870        41,479
                    ------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:

  Net realized gain (loss) on investments sold ........................................       1,226,171    (56,301)      (24,301)
  Net realized loss on foreign currency transactions ..................................          (4,259)        --       (10,180)

  Change in net unrealized appreciation (depreciation) of investments .................         912,146     36,052        77,365
  Change in net unrealized appreciation (depreciation) of foreign currency transactions              19         --             5
                                                                                            -----------   --------     ---------
                    Net Realized and Unrealized Gain (Loss) on Investments and
                    Foreign Currency Transactions .....................................       2,134,077    (20,249)       42,889
                    ------------------------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets Resulting from Operations ...     $ 2,144,476   ($18,379)    $  84,368
                    ============================================================================================================

*Small Capitalization Equity Fund commenced investment operations on May 2,
1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   ACTIVE
                                                                                  BOND FUND
                                                                    -------------------------------------
                                                                       PERIOD ENDED        YEAR ENDED
                                                                    FEBRUARY 29, 1996+  FEBRUARY 28, 1997
                                                                    ------------------  -----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................  $    58,232          $   116,552
  Net realized gain (loss) on investments sold and foreign
    currency transactions ..........................................        3,558                7,241
  Change in net unrealized appreciation (depreciation) of
    investments and foreign currency transactions ..................        9,391               (4,783)
                                                                      -----------          -----------
   Net Increase in Net Assets Resulting from Operations ............       71,181              119,010
                                                                      -----------          -----------
Distributions to Shareholders: *
  Dividends from net investment income .............................      (58,232)            (116,555)
  Distributions from net realized gain on investments sold .........       (1,888)              (2,809)
  Distributions from capital paid-in ...............................           --                   --
                                                                      -----------          -----------
   Total Distributions to Shareholders .............................      (60,120)            (119,364)
                                                                      -----------          -----------
From Portfolio Share Transactions: **
  Shares sold ......................................................    2,151,742            1,178,749
  Shares issued to shareholders in reinvestment of distributions ...       57,656              118,599
                                                                      -----------          -----------
                                                                        2,209,398            1,297,348
  Less shares repurchased ..........................................   (1,049,832)            (277,002)
                                                                      -----------          -----------
   Net Increase ....................................................    1,159,566            1,020,346
                                                                      -----------          -----------
Net Assets:
  Beginning of period ..............................................           --            1,170,627
                                                                      -----------          -----------
  End of period (including undistributed net investment income of none; none and distributions in excess of net investment income
  of $616 and $3,935, respectively) ................................  $ 1,170,627          $ 2,190,619
                                                                      ===========          ===========
* Distributions to Shareholders:
  Per share dividends from net investment income ...................  $    0.5144          $    0.5983
                                                                      -----------          -----------
  Per share distributions from net realized gain on investments sold  $    0.0152          $    0.0114
                                                                      -----------          -----------
  Per share distributions from capital paid-in .....................           --                   --
                                                                      -----------          -----------
** Analysis of Portfolio Share Transactions:
  Shares sold ......................................................      252,193              139,746
  Shares issued to shareholders in reinvestment of distributions ...        6,688               13,886
                                                                      -----------          -----------
                                                                          258,881              153,632
  Less shares repurchased ..........................................     (123,444)             (32,519)
                                                                      -----------          -----------
   Net Increase ....................................................      135,437              121,113
                                                                      ===========          ===========

                                                                                    GLOBAL
                                                                                   BOND FUND
                                                                      -------------------------------------
                                                                       PERIOD ENDED         YEAR ENDED
                                                                      FEBRUARY 29, 1996+  FEBRUARY 28, 1997
                                                                      ------------------  -----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................     $   6,883           $    63,630
  Net realized gain (loss) on investments sold and foreign
    currency transactions ..........................................        (1,325)              (26,163)
  Change in net unrealized appreciation (depreciation) of
    investments and foreign currency transactions ..................          (448)               (7,200)
                                                                         ---------           -----------
   Net Increase in Net Assets Resulting from Operations ............         5,110                30,267
                                                                         ---------           -----------
Distributions to Shareholders: *
  Dividends from net investment income .............................        (6,883)              (42,732)
  Distributions from net realized gain on investments sold .........            --                    --
  Distributions from capital paid-in ...............................            --               (20,898)
                                                                         ---------           -----------
   Total Distributions to Shareholders .............................        (6,883)              (63,630)
                                                                         ---------           -----------
From Portfolio Share Transactions: **
  Shares sold ......................................................       289,031               901,911
  Shares issued to shareholders in reinvestment of distributions ...         6,810                14,405
                                                                         ---------           -----------
                                                                           295,841               916,316
  Less shares repurchased ..........................................       (77,327)              (73,841)
                                                                         ---------           -----------
   Net Increase ....................................................       218,514               842,475
                                                                         ---------           -----------
Net Assets:
  Beginning of period ..............................................            --               216,741
                                                                         ---------           -----------
  End of period (including undistributed net investment income of none; none and distributions in excess of net investment income
  of $616 and $3,935, respectively) ................................     $ 216,741           $ 1,025,853
                                                                         =========           ===========
* Distributions to Shareholders:
  Per share dividends from net investment income ...................     $  0.4059           $    0.3513
                                                                         ---------           -----------
  Per share distributions from net realized gain on investments sold            --                    --
                                                                         ---------           -----------
  Per share distributions from capital paid-in .....................            --           $    0.1718
                                                                         ---------           -----------
** Analysis of Portfolio Share Transactions:
  Shares sold ......................................................        33,983               106,277
  Shares issued to shareholders in reinvestment of distributions ...           797                 1,713
                                                                         ---------           -----------
                                                                            34,780               107,990
  Less shares repurchased ..........................................        (9,167)               (8,773)
                                                                         ---------           -----------
   Net Increase ....................................................        25,613                99,217
                                                                         =========           ===========

+ Active Bond Fund and Global Bond Fund commenced investment operations on March 30, 1995 and April 19, 1995, respectively.

The Statement of Changes in Net Assets shows how the value of each Fund's net assets have changed since the commencement of operations. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in each Fund. The footnotes illustrate the number of Fund shares sold, reinvested and repurchased during the period, along with the per share amount of distributions made to shareholders of each Fund for the period indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                FUNDAMENTAL
                                                                                VALUE FUND
                                                                  --------------------------------------
                                                                     PERIOD ENDED         YEAR ENDED
                                                                  FEBRUARY 29, 1996+   FEBRUARY 28, 1997
                                                                  ------------------   -----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................  $    45,709          $    84,569
  Net realized gain (loss) on investments sold .....................         (230)             590,179
  Change in net unrealized appreciation (depreciation) of investments     225,604               13,894
                                                                      -----------          -----------
   Net Increase in Net Assets Resulting from Operations ............      271,083              688,642
                                                                      -----------          -----------
Distributions to Shareholders: *

  Dividends from net investment income .............................      (39,371)             (73,585)
  Distributions from net realized gain on investments sold .........           --             (458,016)
                                                                      -----------          -----------
   Total Distributions to Shareholders .............................      (39,371)            (531,601)
                                                                      -----------          -----------

From Portfolio Share Transactions: **

  Shares sold ......................................................    5,729,142            1,315,767
  Shares issued to shareholders in reinvestment of distributions ...       39,370              531,562
                                                                      -----------          -----------
                                                                        5,768,512            1,847,329
  Less shares repurchased ..........................................     (707,468)          (1,286,544)
                                                                      -----------          -----------
   Net Increase ....................................................    5,061,044              560,785
                                                                      -----------          -----------

Net Assets:

  Beginning of period ..............................................           --            5,292,756
                                                                      -----------          -----------
  End of period (including undistributed net investment
  income of $6,338; $17,322; $4,660 and $24,480, respectively) .....  $ 5,292,756          $ 6,010,582
                                                                      ===========          ===========

* Distributions to Shareholders:

  Per share dividends from net investment income ...................  $    0.1380          $    0.1236
                                                                      -----------          -----------
  Per share distributions from net realized gain on investments sold           --          $    0.8103
                                                                      -----------          -----------

** Analysis of Portfolio Share Transactions:

  Shares sold ......................................................      656,980              135,360
  Shares issued to shareholders in reinvestment of distributions ...        4,423               57,853
                                                                      -----------          -----------
                                                                          661,403              193,213
  Less shares repurchased ..........................................      (79,391)            (134,414)
                                                                      -----------          -----------
   Net Increase ....................................................      582,012               58,799
                                                                      ===========          ===========

                                                                                  DIVIDEND
                                                                               PERFORMERS FUND
                                                                   ---------------------------------------
                                                                      PERIOD ENDED          YEAR ENDED
                                                                   FEBRUARY 29, 1996+    FEBRUARY 28, 1997
                                                                   ------------------    -----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ............................................  $  63,484           $    96,299
  Net realized gain (loss) on investments sold .....................     43,668               240,807
  Change in net unrealized appreciation (depreciation) of investments   465,809               674,538
                                                                      ---------           -----------
   Net Increase in Net Assets Resulting from Operations ............    572,961             1,011,644
                                                                      ---------           -----------
Distributions to Shareholders: *

  Dividends from net investment income .............................    (58,824)              (76,479)
  Distributions from net realized gain on investments sold .........    (21,522)              (98,355)
                                                                      ---------           -----------
   Total Distributions to Shareholders .............................    (80,346)             (174,834)
                                                                      ---------           -----------

From Portfolio Share Transactions: **

  Shares sold ......................................................  5,484,852             5,594,177
  Shares issued to shareholders in reinvestment of distributions ...     80,347               174,842
                                                                      ---------           -----------
                                                                      5,565,199             5,769,019
  Less shares repurchased ..........................................  (2,738,594)          (1,257,538)
                                                                      ---------           -----------
   Net Increase ....................................................  2,826,605             4,511,481
                                                                      ---------           -----------

Net Assets:

  Beginning of period ..............................................         --             3,319,220
                                                                      ---------           -----------
  End of period (including undistributed net investment
  income of $6,338; $17,322; $4,660 and $24,480, respectively) .....  $3,319,220          $ 8,667,511
                                                                      =========           ===========

* Distributions to Shareholders:

  Per share dividends from net investment income ...................  $  0.1863           $    0.1752
                                                                      ---------           -----------
  Per share distributions from net realized gain on investments sold  $  0.0742           $    0.1901
                                                                      ---------           -----------

** Analysis of Portfolio Share Transactions:

  Shares sold ......................................................    627,033               498,503
  Shares issued to shareholders in reinvestment of distributions ...      8,685                15,790
                                                                      ---------           -----------
                                                                        635,718               514,293
  Less shares repurchased ..........................................   (308,820)             (113,243)
                                                                      ---------           -----------
   Net Increase ....................................................    326,898               401,050
                                                                      =========           ===========

+ Fundamental Value Fund and Dividend Performers Fund commenced investment operations on April 19, 1995 and March 30, 1995, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                   MULTI-SECTOR                SMALL CAPITALIZATION
                                                                                    GROWTH FUND                     EQUITY FUND
                                                                      --------------------------------------   --------------------
                                                                         PERIOD ENDED          YEAR ENDED          PERIOD ENDED
                                                                      FEBRUARY 29, 1996+   FEBRUARY 28, 1997     FEBRUARY 28, 1997+
                                                                      ------------------   -----------------   --------------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss) ...........................................($     3,720)        $     10,399          $     1,870
  Net realized gain (loss) on investments sold and foreign currency
    transactions .........................................................     104,980            1,221,912              (56,301)

  Change in net unrealized appreciation (depreciation) of investments ....     966,387              912,165               36,052
                                                                          ------------         ------------          -----------
   Net Increase (Decrease) in Net Assets Resulting from Operations .......   1,067,647            2,144,476              (18,379)
                                                                          ------------         ------------          -----------
Distributions to Shareholders: *

  Dividends from net investment income ...................................      (9,869)                  --               (1,629)
  Distributions from net realized gain on investments sold ...............          --             (102,180)                  --
                                                                          ------------         ------------          -----------
   Total Distributions to Shareholders ...................................      (9,869)            (102,180)              (1,629)
                                                                          ------------         ------------          -----------

From Portfolio Share Transactions: **

  Shares sold ............................................................   7,818,477           21,261,390            1,221,905
  Shares issued to shareholders in reinvestment of distributions .........       9,654              101,551                1,444
                                                                          ------------         ------------          -----------
                                                                             7,828,131           21,362,941            1,223,349
  Less shares repurchased ................................................    (586,975)          (2,719,594)            (203,845)
                                                                          ------------         ------------          -----------
   Net Increase ..........................................................   7,241,156           18,643,347            1,019,504
                                                                          ------------         ------------          -----------

Net Assets:

  Beginning of period ....................................................     100,000++          8,398,934                   --
                                                                          ------------         ------------          -----------
  End of period (including undistributed net investment income
   (distributions in excess) of none; ($1,998) and $229,
   respectively) .........................................................$  8,398,934         $ 29,084,577          $   999,496
                                                                          ============         ============          ===========

* Distributions to Shareholders:

  Per share dividends from net investment income .........................$     0.0168                   --          $    0.0157
                                                                          ------------         ------------          -----------
  Per share distributions from net realized gain on investments sold .....          --         $     0.0534                   --
                                                                          ------------         ------------          -----------

** Analysis of Portfolio Share Transactions:

  Shares sold ............................................................     833,819            1,719,796              129,297
  Shares issued to shareholders in reinvestment of distributions .........         967                7,658                  153
                                                                          ------------         ------------          -----------
                                                                               834,786            1,727,454              129,450
  Less shares repurchased ................................................     (60,874)            (218,299)             (21,244)
                                                                          ------------         ------------          -----------
   Net Increase ..........................................................     773,912            1,509,155              108,206
                                                                          ============         ============          ===========

+ Multi-Sector Growth Fund and Small Capitalization Equity Fund commenced investment operations on April 11, 1995 and May 2, 1996, respectively.

++ On January 11, 1995, the Adviser made an initial investment of $100,000 in order to seed the Trust.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                    INTERNATIONAL
                                                                                     EQUITY FUND
                                                                        --------------------------------------
                                                                          PERIOD ENDED           YEAR ENDED
                                                                        FEBRUARY 29, 1996+   FEBRUARY 28, 1997
                                                                        ------------------   -----------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .............................................       $    22,599          $    41,479
  Net realized loss on investments sold .............................            (7,536)             (34,481)

  Change in net unrealized appreciation (depreciation) of investments           168,456               77,370
                                                                            -----------          -----------
   Net Increase in Net Assets Resulting from Operations .............           183,519               84,368
                                                                            -----------          -----------
Distributions to Shareholders:*

  Dividends from net investment income ..............................           (20,847)             (35,170)
  Distributions from net realized gain on investments sold ..........            (1,810)             (15,751)
                                                                            -----------          -----------
   Total Distributions to Shareholders ..............................           (22,657)             (50,921)
                                                                            -----------          -----------

From Portfolio Share Transactions: **

  Shares sold .......................................................         3,965,415            2,191,748
  Shares issued to shareholders in reinvestment of distributions ....            22,657               50,885
                                                                            -----------          -----------
                                                                              3,988,072            2,242,633

  Less shares repurchased ...........................................        (1,252,172)            (968,875)
                                                                            -----------          -----------
   Net Increase .....................................................         2,735,900            1,273,758
                                                                            -----------          -----------

Net Assets:

  Beginning of period ...............................................                --            2,896,762
                                                                            -----------          -----------
  End of period (including distributions in excess of net investment
  income of $813 and $9,867, respectively) ..........................       $ 2,896,762          $ 4,203,967

                                                                            ===========          ===========

* Distributions to Shareholders:

  Per share dividends from net investment income ....................       $    0.0832          $    0.1030
                                                                            -----------          -----------
  Per share distributions from net realized gain on investments sold        $    0.0072          $    0.0461
                                                                            -----------          -----------

** Analysis of Portfolio Share Transactions:

  Shares sold .......................................................           449,585              233,402
  Shares issued to shareholders in reinvestment of distributions ....             2,551                5,396
                                                                            -----------          -----------
                                                                                452,136              238,798

  Less shares repurchased ...........................................          (138,502)            (102,900)
                                                                            -----------          -----------
   Net Increase .....................................................           313,634              135,898
                                                                            ===========          ===========

+    International Equity Fund commenced investment operations on March 30,
     1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Active Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                FOR THE PERIOD MARCH 30, 1995
                                                                                (COMMENCEMENT OF OPERATIONS)       YEAR ENDED
                                                                                    TO FEBRUARY 29, 1996       FEBRUARY 28, 1997
                                                                                    --------------------       -----------------
Per Share Operating Performance
  Net Asset Value, Beginning of Period ......................................              $    8.50(b)              $    8.64
                                                                                           ---------                 ---------
  Net Investment Income .....................................................                   0.51                      0.60
  Net Realized and Unrealized Gain (Loss) on Investments ....................                   0.16                      (.09)
                                                                                           ---------                 ---------
     Total from Investment Operations .......................................                   0.67                      0.51
                                                                                           ---------                 ---------
  Less Distributions:
   Dividends from Net Investment Income .....................................                  (0.51)                    (0.60)
   Distributions from Net Realized Gain on Investments Sold .................                  (0.02)                    (0.01)
                                                                                           ---------                 ---------
     Total Distributions ....................................................                  (0.53)                    (0.61)
                                                                                           ---------                 ---------
  Net Asset Value, End of Period ............................................              $    8.64                 $    8.54
                                                                                           =========                 =========
  Total Investment Return at Net Asset Value (e) ............................                   7.76%(c)                  6.17%
  Total Adjusted Investment Return at Net Asset Value (a)(e) ................                  (0.46%)(c)                 2.72%
Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted) .................................              $   1,171                 $   2,191
  Ratio of Expenses to Average Net Assets ...................................                   0.65%*                    0.60%
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) ...................                   9.60%*                    4.05%
  Ratio of Net Investment Income to Average Net Assets ......................                   6.53%*                    7.10%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (a)(d)                  (2.42%)*                   3.65%
  Portfolio Turnover Rate ...................................................                     71%                      136%
  Fee Reduction Per Share (f) ...............................................              $    0.75                 $    0.30

*    On an annualized basis.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f)  On average month end shares outstanding.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Global Bond Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                                                       APRIL 19, 1995
                                                                                (COMMENCEMENT OF OPERATIONS)       YEAR ENDED
                                                                                    TO FEBRUARY 29, 1996       FEBRUARY 28, 1997
                                                                                    --------------------       -----------------
Per Share Operating Performance

  Net Asset Value, Beginning of Period ............................................        $  8.50(b)                $    8.46
                                                                                           -------                   ---------
  Net Investment Income ...........................................................           0.41                        0.52
  Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions          (0.04)                      (0.24)
                                                                                           -------                   ---------
     Total from Investment Operations .............................................           0.37                        0.28
                                                                                           -------                   ---------
  Less Distributions:

   Dividends from Net Investment Income ...........................................          (0.41)                      (0.35)
   Distributions from Capital Paid-in .............................................             --                       (0.17)
                                                                                           -------                   ---------
     Total Distributions ..........................................................          (0.41)                      (0.52)
                                                                                           -------                   ---------
  Net Asset Value, End of Period ..................................................        $  8.46                   $    8.22
                                                                                           =======                   =========
  Total Investment Return at Net Asset Value (e) ..................................           4.37%(c)                    3.39%
  Total Adjusted Investment Return at Net Asset Value (a)(e) ......................         (54.55%)(c)                  (2.93%)

Ratios and Supplemental Data

  Net Assets, End of Period (000's omitted) .......................................        $   217                   $   1,026
  Ratio of Expenses to Average Net Assets .........................................           0.91%*                      0.85%
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) .........................          69.15%*                      7.17%
  Ratio of Net Investment Income to Average Net Assets ............................           5.91%*                      6.26%
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)(d) ..............         (62.33%)*                    (0.06%)
  Portfolio Turnover Rate .........................................................            129%                        119%
  Fee Reduction Per Share (f) .....................................................        $  5.35                   $    0.56

*    On an annualized basis.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f)  On average month end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                                                       APRIL 19, 1995
                                                                                (COMMENCEMENT OF OPERATIONS)       YEAR ENDED
                                                                                    TO FEBRUARY 29, 1996       FEBRUARY 28, 1997
                                                                                    --------------------       -----------------
Per Share Operating Performance

Net Asset Value, Beginning of Period ..............................................        $  8.50(b)                $    9.09
                                                                                           -------                   ---------
Net Investment Income (f) .........................................................           0.17                        0.14
Net Realized and Unrealized Gain on Investments ...................................           0.56                        1.08
                                                                                           -------                   ---------
Total from Investment Operations ..................................................           0.73                        1.22
                                                                                           -------                   ---------

Less Distributions:

Dividends from Net Investment Income ..............................................          (0.14)                      (0.12)
Distributions from Net Realized Gain on Investments Sold ..........................            ---                       (0.81)
                                                                                           -------                   ---------
Total Distributions ...............................................................          (0.14)                      (0.93)
                                                                                           -------                   ---------
Net Asset Value, End of Period ....................................................        $  9.09                   $    9.38
                                                                                           =======                   =========
Total Investment Return at Net Asset Value (e) ....................................           8.61%(c)                   13.78%
Total Adjusted Investment Return at Net Asset Value (a)(e) ........................           5.40%(c)                   12.75%
Ratios and Supplemental Data

Net Assets, End of Period (000's omitted) .........................................        $ 5,293                   $   6,011
Ratio of Expenses to Average Net Assets ...........................................           0.83%*                      0.80%
Ratio of Adjusted Expenses to Average Net Assets (a)(d) ...........................           4.55%*                      1.83%
Ratio of Net Investment Income to Average Net Assets ..............................           2.04%*                      1.46%
Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (a)(d) .......          (1.68%)*                     0.43%
Portfolio Turnover Rate ...........................................................              0%                         96%
Fee Reduction Per Share (f) .......................................................        $  0.30                   $    0.10
Average Brokerage Commission Rate (g) .............................................            N/A                   $  0.0640

*    On an annualized basis.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f)  On average month end shares outstanding.
(g) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                                                       MARCH 30, 1995
                                                                                (COMMENCEMENT OF OPERATIONS)       YEAR ENDED
                                                                                    TO FEBRUARY 29, 1996       FEBRUARY 28, 1997
                                                                                    --------------------       -----------------
Per Share Operating Performance

Net Asset Value, Beginning of Period ..............................................        $  8.50(b)                $   10.15
                                                                                           -------                   ---------
Net Investment Income (f) .........................................................           0.23                        0.21
Net Realized and Unrealized Gain on Investments ...................................           1.68                        1.92
                                                                                           -------                   ---------
Total from Investment Operations ..................................................           1.91                        2.13
                                                                                           -------                   ---------

Less Distributions:

Dividends from Net Investment Income ..............................................          (0.19)                      (0.18)
Distributions from Net Realized Gain on Investments Sold ..........................          (0.07)                      (0.19)
                                                                                           -------                   ---------
Total Distributions ...............................................................          (0.26)                      (0.37)
                                                                                           -------                   ---------
Net Asset Value, End of Period ....................................................        $ 10.15                   $   11.91
                                                                                           =======                   =========
Total Investment Return at Net Asset Value (e) ....................................          22.79%(c)                   21.26%
Total Adjusted Investment Return at Net Asset Value (a)(e) ........................          19.79%(c)                   20.07%

Ratios and Supplemental Data

Net Assets, End of Period (000's omitted) .........................................        $ 3,319                   $   8,668
Ratio of Expenses to Average Net Assets ...........................................           0.75%*                      0.70%
Ratio of Adjusted Expenses to Average Net Assets (a)(d) ...........................           4.02%*                      1.89%
Ratio of Net Investment Income to Average Net Assets ..............................           2.51%*                      1.94%
Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (a)(d) .......          (0.76%)*                     0.75%
Portfolio Turnover Rate ...........................................................             70%                         37%
Fee Reduction Per Share (f) .......................................................        $  0.30                   $    0.13
Average Brokerage Commission Rate (g) .............................................            N/A                   $  0.0700

*    On an annualized basis.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f)  On average month end shares outstanding.
(g) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                       FOR THE PERIOD
                                                                                       APRIL 11, 1995
                                                                                (COMMENCEMENT OF OPERATIONS)       YEAR ENDED
                                                                                    TO FEBRUARY 29, 1996       FEBRUARY 28, 1997
                                                                                    --------------------       -----------------
Per Share Operating Performance

Net Asset Value, Beginning of Period ..............................................        $  8.50(b)                $   10.69
                                                                                           -------                   ---------
Net Investment Income (Loss) (f) ..................................................          (0.01)                       0.01
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions .           2.22                        2.02
                                                                                           -------                   ---------
Total from Investment Operations ..................................................           2.21                        2.03
                                                                                           -------                   ---------

Less Distributions:

Dividends from Net Investment Income ..............................................          (0.02)                        ---
Distributions from Net Realized Gain on Investments Sold ..........................            ---                       (0.05)
                                                                                           -------                   ---------
Total Distributions ...............................................................          (0.02)                      (0.05)
                                                                                           -------                   ---------
Net Asset Value, End of Period ....................................................        $ 10.69                   $   12.67
                                                                                           =======                   =========
Total Investment Return at Net Asset Value (e) ....................................          25.98%(c)                   19.00%
Total Adjusted Investment Return at Net Asset Value (a)(e) ........................          23.70%(c)                   18.48%

Ratios and Supplemental Data

Net Assets, End of Period (000's omitted) .........................................        $ 8,399                   $  29,085
Ratio of Expenses to Average Net Assets ...........................................           0.93%*                      0.90%
Ratio of Adjusted Expenses to Average Net Assets (a)(d) ...........................           3.51%*                      1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets .......................          (0.10%)*                     0.06%
Ratio of Adjusted Net Investment Loss to Average Net Assets (a)(d) ................          (2.68%)*                    (0.46%)
Portfolio Turnover Rate ...........................................................            189%                        281%
Fee Reduction Per Share (f) .......................................................        $  0.23                   $    0.06
Average Brokerage Commission Rate (g) .............................................            N/A                   $  0.0620

*    On an annualized basis.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f)  On average month end shares outstanding.
(g) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

               John Hancock Funds - Institutional Series Trust --
                        Small Capitalization Equity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                              FOR THE PERIOD MAY 2, 1996
                                                                                             (COMMENCEMENT OF OPERATIONS)
                                                                                                 TO FEBRUARY 28, 1997
                                                                                                 --------------------
Per Share Operating Performance

  Net Asset Value, Beginning of Period ............................................                  $    8.50(b)
                                                                                                     ---------
  Net Investment Income (f) .......................................................                       0.03
  Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions                       0.73
                                                                                                     ---------
   Total from Investment Operations ...............................................                       0.76
                                                                                                     ---------

  Less Distributions:

   Dividends from Net Investment Income ...........................................                      (0.02)
                                                                                                     ---------
  Net Asset Value, End of Period ..................................................                  $    9.24
                                                                                                     =========
  Total Investment Return at Net Asset Value ......................................                       8.89%(c)
  Total Adjusted Investment Return at Net Asset Value (a) .........................                      (3.84%)(c)

Ratios and Supplemental Data

  Net Assets, End of Period (000's omitted) .......................................                  $     999
  Ratio of Expenses to Average Net Assets .........................................                       0.90%*
  Ratio of Adjusted Expenses to Average Net Assets (a)(d) .........................                      16.24%*
  Ratio of Net Investment Income to Average Net Assets ............................                       0.35%*
  Ratio of Adjusted Net Investment Loss to Average Net Assets (a)(d) ..............                     (14.99%)*
  Portfolio Turnover Rate .........................................................                         92%
  Fee Reduction Per Share (f) .....................................................                  $    1.22
  Average Brokerage Commission Rate (e) ...........................................                  $  0.0692

*    On an annualized basis.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Per portfolio share traded.
(f)  On average month end shares outstanding.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

--------------------------------------------------------------------------------

                                                                                           FOR THE PERIOD
                                                                                           MARCH 30, 1995
                                                                                    (COMMENCEMENT OF OPERATIONS)       YEAR ENDED
                                                                                        TO FEBRUARY 29, 1996       FEBRUARY 28, 1997
                                                                                        --------------------       -----------------
Per Share Operating Performance

Net Asset Value, Beginning of Period ........................................                $    8.50(b)              $    9.24
                                                                                             ---------                 ---------
Net Investment Income (f) ...................................................                     0.15                      0.12
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions                 0.68                      0.14
                                                                                             ---------                 ---------
Total from Investment Operations ............................................                     0.83                      0.26
                                                                                             ---------                 ---------

Less Distributions:

Dividends from Net Investment Income ........................................                    (0.08)                    (0.10)
Distributions from Net Realized Gain on Investments Sold ....................                    (0.01)                    (0.05)
                                                                                             ---------                 ---------
Total Distributions .........................................................                    (0.09)                    (0.15)
                                                                                             ---------                 ---------
Net Asset Value, End of Period ..............................................                $    9.24                 $    9.35
                                                                                             =========                 =========
Total Investment Return at Net Asset Value (e) ..............................                     9.81%(c)                  2.79%
Total Adjusted Investment Return at Net Asset Value (a)(e) ..................                     3.26%(c)                  0.47%

Ratios and Supplemental Data

Net Assets, End of Period (000's omitted) ...................................                $   2,897                 $   4,204
Ratio of Expenses to Average Net Assets .....................................                     1.05%*                    1.00%
Ratio of Adjusted Expenses to Average Net Assets (a)(d) .....................                     8.19%*                    3.32%
Ratio of Net Investment Income to Average Net Assets ........................                     1.75%*                    1.26%
Ratio of Adjusted Net Investment Loss to Average Net Assets (a)(d) ..........                    (5.39%)*                  (1.06%)
Portfolio Turnover Rate .....................................................                       59%                       68%
Fee Reduction Per Share (f) .................................................                $    0.60                 $    0.22
Average Brokerage Commission Rate (g) .......................................                      N/A                 $  0.0237

*    On an annualized basis.
(a)  On an unreimbursed basis.
(b)  Initial price to commence operations.
(c)  Not annualized.
(d) Adjusted expenses as a percentage of average net assets are expected to decrease and adjusted net investment income as a percentage of average net assets is expected to increase as the net assets of the Fund grow.
(e)  Total investment return assumes dividend reinvestment.
(f)  On average month end shares outstanding.
(g) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Active Bond Fund

Schedule of Investments
February 28, 1997

The Schedule of Investments is a complete list of all securities owned by Active Bond Fund on February 28, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                  S+P        PAR VALUE
                                                                                   INTEREST*     RATING*       (000'S       MARKET
ISSUER, DESCRIPTION                                                                  RATE      (UNAUDITED)    OMITTED)       VALUE
-------------------                                                                  ----      -----------    --------       -----
BONDS
Banks (4.31%)
  Banco Nacional de Obras y Servicios Publicos S.N.C.,
   Sr Note (Mexico) 11-15-03, (Y)................................................       9.625%    BB         $ 5        $5,213
  Banque National de Paris,
   Sub Note (France) 01-15-07, (Y)...............................................       7.200     A            5          4,987
  Barclays North American Capital Corp.,
   Gtd Cap Note 05-15-21.........................................................       9.750     AA-          25        28,375
  Landeskreditbank Baden-Wuerttemberg,
   Sub Note (Germany) 02-01-23, (Y)..............................................       7.625     AAA          10        10,370
  National Westminster Bank PLC - New York Branch,
   Sub Note 05-01-01.............................................................       9.450     AA-          15        16,446
  RBSG Capital Corp.,
   Gtd Cap Note (United Kingdom) 03-01-04, (Y)...................................       10.125    A+           25        28,984
                                                                                                                        ---------
                                                                                                                         94,375
                                                                                                                        ---------
Broadcasting (4.69%)
  Cablevision Systems Corp.,
   Sr Sub Deb 04-01-04...........................................................       10.750    B            10        10,300
  Century Communications Corp.,
   Sr Sub Deb 10-15-03...........................................................       11.875    B+           10        10,550
  Comcast Corp.,
   Sr Sub Deb 07-15-12...........................................................       10.625    BB-          10        11,250
  NS Group Inc.,
   Unit 07-15-03.................................................................       13.500    B-            4         4,440
  SFX Broadcasting, Inc.,
   Sr Sub Note Ser B 05-15-06....................................................       10.750    B-           10        10,800
  TeleWest Communications PLC,
   Sr Deb (Great Britain) 10-01-06, (Y)..........................................       9.625     BB            5         5,062
  Time Warner Inc.,
   Deb 01-15-13..................................................................       9.125     BBB-         10        10,982
  TKR Cable I, Inc.,
   Sr Deb 10-30-07...............................................................       10.500    BBB-         10        10,973
  TV Asteca, S.A. de C.V.,
   Gtd Sr Note (Mexico) 02-15-04 (R), (Y)........................................       10.125    B            20        20,300
  Viacom Inc.,
   Sr Note 06-01-05..............................................................       7.750     BB+           8         7,992
                                                                                                                       ---------
                                                                                                                        102,649
                                                                                                                       ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

                                                                                                  S+P        PAR VALUE
                                                                                   INTEREST*     RATING*       (000'S       MARKET
ISSUER, DESCRIPTION                                                                  RATE      (UNAUDITED)    OMITTED)       VALUE
-------------------                                                                  ----      -----------    --------       -----
Finance (4.69%)
  American Health Properties, Inc.,
   Note 01-15-07.................................................................      7.500%   BBB-        $ 10        $
   10,050
  Access Financial Mortgage Loan Trust,
   Pass Thru Ctf Ser 1996-A4 11-01-26............................................      6.775     AAA          10        9,856
  ContiFinancial Corp.,
   Sr Note 08-15-03..............................................................      8.375     BB+           5        5,120
  ContiMortgage Home Equity Loan Trust,
   Pass Thru Ctf Ser 1996-4 06-15-14.............................................      6.710     AAA          35        34,256
  CS First Boston,
   Sub Note 05-15-06 (R).........................................................      7.750     A2            5        5,174
  First Plus Home Loan Owner Trust,
   Pass Thru Ctf Ser 1997-1 12-10-15.............................................      6.950     AAA          10        9,959
  Money Store Home Equity Trust,
   Ser 1995-C 09-15-11...........................................................      6.375     AAA           5        4,859
  Polysindo International Finance Co. B.V.,
   Gtd Sr Note (Indonesia) 06-15-06, (Y).........................................      11.375    BB            3        3,277
  Trinet Corporate Realty Trust, Inc.,
   Note 05-15-01.................................................................      7.300     BBB-          5        5,054
  UCFC Home Equity Loan,
   Pass Thru Ctf Ser 1996-C1 01-15-28............................................      7.825     AAA          10        10,100
  United Companies Financial Corp.,
   Sr Note 01-15-04..............................................................      7.700     BBB-          5        4,956
                                                                                                                    ---------
                                                                                                                      102,661
                                                                                                                    ---------
Funeral Services (0.46%)
  Loewen Group International, Inc.,
   Gtd Sr Note 10-15-03 (R)......................................................      8.250    BB+          10        10,139
                                                                                                                    ---------
Glass Products (0.51%)
  Owens-Illinois, Inc.,
   Sr Deb 12-01-03...............................................................      11.000   BB           10        11,175
                                                                                                                    ---------
Government - Foreign (1.89%)
  Argentina, Republic of,
   Bond (Argentina) 01-30-17, (Y)................................................      11.375   BB-          10        10,625
  Columbia, Republic of,
   Bond (Columbia) 02-15-07, (Y).................................................      7.625    Baa3         10        9,675
  Croatia, Republic of,
   Sr Note (Croatia) 02-27-02 (R), (Y)...........................................      7.000    BBB-         10        9,845
  United Mexican States,
   Bond (Mexico) 09-15-16, (Y)...................................................      11.375   BB           10        11,150
                                                                                                                    ---------
                                                                                                                       41,295
                                                                                                                    ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Active Bond Fund


                                                                                                  S+P        PAR VALUE
                                                                                   INTEREST*     RATING*       (000'S       MARKET
ISSUER, DESCRIPTION                                                                  RATE      (UNAUDITED)    OMITTED)       VALUE
-------------------                                                                  ----      -----------    --------       -----
Government - U.S. (40.74%)
  United States Treasury,
   Bond 08-15-17.................................................................      8.875%    AAA        $ 15        $18,166
   Bond 05-15-18.................................................................      9.125     AAA          25         31,039
   Bond 02-15-23.................................................................      7.125     AAA         212        216,539
   Note 02-15-99.................................................................      8.875     AAA         265        278,375
   Note 11-30-99.................................................................      7.750     AAA         205        212,751
   Note 05-15-01.................................................................      8.000     AAA          84         89,001
   Note 02-15-05.................................................................      7.500     AAA          44         46,516
                                                                                                                       ---------
                                                                                                                        892,387
                                                                                                                       ---------
Government - U.S. Agencies (12.28%)
  Federal Home Loan Mortgage Corp.,
   CMO REMIC 1601 10-15-08.......................................................      6.000     AAA          25         23,203
  Government National Mortgage Assn.,
   30 Yr Pass Thru Ctf 11-15-24 to 09-15-26......................................      8.000     AAA         241        245,772
                                                                                                                       ---------
                                                                                                                        268,975
                                                                                                                       ---------
Insurance (4.44%)
  Conseco, Inc.,
   Sr Note 12-15-04..............................................................      10.500    BBB          10        11,744
  Fairfax Financial Holdings Ltd.,
   Note (Canada) 04-15-26, (Y)...................................................      8.300     BBB+         25        25,800
  Liberty Mutual Insurance Co.,
   Surplus Note 05-04-07 (R).....................................................      8.200     A+           15        15,940
   Surplus Note 10-15-26 (R).....................................................      7.875     A+            5         4,929
  Massachusetts Mutual Life Insurance Co.,

   Surplus Note 11-15-23 (R).....................................................      7.625     AA           15        14,761
  Nac Re Corp.,
   Note 06-15-99.................................................................      8.000     A-            5         5,132
  New York Life Insurance Co.,
   Surplus Note 12-15-23 (R).....................................................      7.500     AA-          10         9,452
  Sun Canada Financial Co.,
   Note (Canada) 12-15-07 (R), (Y)...............................................      6.625     AA           10         9,492
                                                                                                                     ---------
                                                                                                                       97,250
                                                                                                                     ---------
Leisure and Recreation (0.52%)
  Trump Hotels & Casinos Resorts Funding, Inc.,
   Sr Note 06-15-05..............................................................      15.500     B+          10        11,450
                                                                                                                     ---------
Medical (0.28%)
  Tenet Healthcare Corp.,
   Sr Sub Note 01-15-07..........................................................      8.625      B+           6        6,150
                                                                                                                     ---------
Oil & Gas (2.43%)
  Camuzzi Gas, Pampeana S.A.,
   Bond (Argentina) 12-15-01 (R), (Y)............................................      9.250     BB-           4        4,155
  Enserch Exploration, Inc.,
   Pass Thru Ctf 01-02-09 (R)....................................................      7.540     BBB           5        4,919


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Active Bond Fund

                                                                                                  S+P        PAR VALUE
                                                                                   INTEREST*     RATING*       (000'S       MARKET
ISSUER, DESCRIPTION                                                                  RATE      (UNAUDITED)    OMITTED)       VALUE
-------------------                                                                  ----      -----------    --------       -----
Oil & Gas (continued)
  Iberdrola International B.V.,
   Gtd Note (Netherlands) 06-01-03 (R), (Y)......................................      7.125%    AA-        $ 25        $25,281
  Norsk Hydro ASA,
   Deb (Norway) 10-01-16, (Y)....................................................       7.500    A            10         10,067
  TransTexas Gas Corp.,
   Sr Note 06-15-02..............................................................      11.500    BB-           8          8,870
                                                                                                                      ---------
                                                                                                                         53,292
                                                                                                                      ---------
Paper & Paper Products (0.73%)
  Georgia Pacific Corp.,
   Deb 01-15-18..................................................................       9.750    BBB-          10        10,437
  SD Warren Co.,
   Sr Sub Note 12-15-04..........................................................      12.000    B+           5           5,525
                                                                                                                      ---------
                                                                                                                         15,962
                                                                                                                      ---------
Publishing (1.16%)
  News America Holdings Inc.,
   Deb 08-10-18..................................................................       8.250    BBB          25         25,480
                                                                                                                      ---------
Steel (0.24%)
  IVACO Inc.,
   Sr Note (Canada) 09-15-05, (Y)................................................      11.500    B+           5           5,356
                                                                                                                      ---------
Telecommunications (1.67%)
  IMPSAT Corp.,
   Gtd Sr Note 07-15-03 (R)......................................................      12.125                10          10,800
  Paging Network Inc.,
   Sr Sub Note 10-15-08..........................................................      10.000    B           10          10,000
  TCI Communications, Inc.,
   Sr Deb 08-01-15...............................................................       8.750    BBB-        16          15,888
                                                                                                                      ---------
                                                                                                                         36,688
                                                                                                                      ---------
Tobacco (0.90%)
  RJR Nabisco, Inc.,
   Note 12-01-02.................................................................       8.625    BBB-           5        5,159
   Note 09-15-03.................................................................       7.625    BBB-          15        14,657
                                                                                                                      ---------
                                                                                                                         19,816
                                                                                                                      ---------
Transportation (0.86%)
  America West Airlines, Inc.,
   Pass Thru Ctf Ser B 01-02-08..................................................       6.930    Baa2           5        4,912
  Northwest Airlines, Inc.,
   Pass Thru Ctf Ser 1996-1D 01-02-15............................................       8.970    BBB-           5        5,316
  NWA Trust,
   Sr Note Ser A 06-21-14........................................................       9.250    AA             8        8,562
                                                                                                                       ---------
                                                                                                                        18,790
                                                                                                                       ---------
Utilities (10.87%)
  BVPS II Funding Corp.,
   Collateralized Lease Bond 06-01-17............................................      8.890     BB+           7        6,755

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Active Bond Fund

                                                                                                  S+P        PAR VALUE
                                                                                   INTEREST*     RATING*       (000'S       MARKET
ISSUER, DESCRIPTION                                                                  RATE      (UNAUDITED)    OMITTED)       VALUE
-------------------                                                                  ----      -----------    --------       -----
Utilities (continued)
  Cleveland Electric Illuminating Co.,
   1st Mtg Ser B 05-15-05........................................................      9.500%     BB         $ 5      $  5,368
  CTC Mansfield Funding Corp.,

   Sec Lease Oblig 09-30-16......................................................      11.125     B+          15        15,887
  EIP Funding-PNM,
   Sec Fac Bond 10-01-12.........................................................      10.250     BB-         25        25,934
  Enersis S.A.,
   Note (Cayman Islands) 12-01-16, (Y)...........................................      7.400      A-          10         9,686
  First PV Funding Corp.,
   Deb Ser 86B 01-15-16..........................................................      10.150     BB-         10        10,600
  GTE Corp.,
   Deb 11-15-17..................................................................      10.300     A-          25        26,914
  Hydro-Quebec,
   Deb (Canada) 02-01-03, (Y)....................................................      7.375      A+          25        25,568
   Deb (Canada) 02-01-21, (Y)....................................................      9.400      A+          25        29,544
  Long Island Lighting Co.,

   Deb 03-15-03..................................................................      7.050      BB+         10         9,817
   Deb 07-15-19..................................................................      8.900      BB+          7         7,235
   Gen Ref Bond 05-01-21.........................................................      9.750      BBB-         25       25,707
  Midland Funding Corp. I,

   Sr Sec Lease Oblig Ser C 07-23-02.............................................      10.330     BB-          21       22,794
  Philippine Long Distance Telephone Co.,
   Note (Philippine Islands) 03-06-07, (Y).......................................      7.850      BB+           6        5,880
  System Energy Resources, Inc.,
   1st Mtg 08-01-01..............................................................      7.710      BBB-          5        5,165
  Tenaga Nasional Berhad,
   Note (Malaysia) 06-15-04 (R), (Y).............................................      7.875      A+            5        5,224
                                                                                                                      ---------
                                                                                                                       238,078
                                                                                                                      ---------
                                                                      TOTAL BONDS
                                                                (Cost $2,047,360)                      (93.67%)      2,051,968
                                                                                                       --------      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Active Bond Fund

                                                                                                       PAR VALUE
                                                                                        INTEREST*        (000'S       MARKET
ISSUER, DESCRIPTION                                                                       RATE          OMITTED)       VALUE
-------------------                                                                       ----          --------       -----
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.75%)
  Investment in a joint repurchase agreement transaction with Toronto Dominion
   Securities - Dated 02-28-97, due 03-03-97 (secured by U.S. Treasury Notes,
   4.75% through 8.25%, due
   11-15-97 through 11-15-05) - Note A.................................................  5.390%          $126      $  126,000
                                                                                                                   -----------
Corporate Savings Account (0.03%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.75%..................................................................                                   696
                                                                                                                    ---------
                                                     TOTAL SHORT-TERM INVESTMENTS                      ( 5.78%)       126,696
                                                                                                                    ---------
                                                                TOTAL INVESTMENTS                      (99.45%)    $2,178,664
                                                                                                       =======     ==========

NOTES TO THE SCHEDULE OF INVESTMENTS

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule144A securities amounted to $150,411 as of February 28, 1997.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

  * Credit ratings are rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poor's ratings are not available. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Global Bond Fund

Schedule of Investments
February 28, 1997

--------------------------------------------------------------------------------

                                                        PAR VALUE
                                            INTEREST      (000'S       MARKET
ISSUER, DESCRIPTION                           RATE       OMITTED)#      VALUE
-------------------                           ----       ---------      -----
BONDS
Australian Dollar (1.29%)
  Commonwealth of Australia,
   Bond Ser 400 04-15-00 .................     7.000%      17       $   13,238
                                                                    ----------
British Pound Sterling (8.59%)
  United Kingdom Treasury,
   Bond 11-06-01 .........................     7.000       54           88,100
                                                                    ----------
Canadian Dollar (2.27%)
  Government of Canada,
   Bond 09-01-01 .........................     7.000       30           23,262
                                                                    ----------
Danish Krone (3.67%)
7 Kingdom of Denmark,
   Bond-Bullet 03-15-06 ..................     8.000      217           37,692
                                                                    ----------
Deutsche Mark (7.71%)
  Federal Republic of Germany,
   Bond Ser 96 01-05-06 ..................     6.000      129           79,128
                                                                    ----------
French Franc (3.70%)
  Republic of France,
   Deb 04-25-05 ..........................     7.500      100           20,227
   Deb 10-25-05 ..........................     7.750       86           17,688
                                                                    ----------
                                                                        37,915
                                                                    ----------
Italian Lira (5.75%)
  Republic of Italy,
   Bond 11-01-00 .........................    10.500   90,000           58,999
                                                                    ----------
Spanish Peseta (4.61%)
  Kingdom of Spain,
   Deb 02-28-05 ..........................    10.000    5,710           47,263
                                                                    ----------
Swedish Krona (3.82%)
  Kingdom of Sweden,
   Bond Ser 1033 05-05-03 ................    10.250      200           32,314
  Swedish Export Credit Corp.,
   Global Bond 06-05-01 ..................     6.500       50            6,883
                                                                    ----------
                                                                        39,197
                                                                    ----------
U.S. Dollar (54.23%)
  Federative Republic of Brazil, (Brazil),
   Floating Rate Bond 04-15-09 ...........     6.563*     100           86,125
  Republic of Argentina, (Argentina),
   Global Bond 02-23-01 ..................     9.250       25           25,562
  United Mexican States, (Mexico),
   Global Bond 02-06-01 ..................     9.750       25           26,000

The Schedule of Investments is a complete list of all securities owned by Global Bond Fund on February 28, 1997. It's divided into two main categories: bonds and short-term investments. The bonds are further broken down by currency denomination. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        PAR VALUE
                                            INTEREST      (000'S       MARKET
ISSUER, DESCRIPTION                           RATE       OMITTED)#      VALUE
-------------------                           ----       ---------      -----
U.S. Dollar (continued)
  United States Treasury,
   Note 02-28-98 .........................     5.125%      50       $   49,672
   Note 05-31-98 .........................     6.000       55           55,078
   Note 06-30-98 .........................     6.250       30           30,136
   Note 01-31-99 .........................     6.000       50           49,812
   Note 12-31-00 .........................     5.500       81           78,696
   Note 05-15-05 .........................     6.500      156          155,268
                                                                    ----------
                                                                       556,349
                                                                    ----------
                                        TOTAL BONDS
                                    (Cost $991,536)   (95.64%)         981,143
                                                       ------       ----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.85%)
  Investment in a joint repurchase
    agreement transaction with
    Toronto Dominion Securities -
    Dated 02-28-97, Due 03-03-97
    (secured by U.S. Treasury Bond,
    7.875% Due 02-15-21 and by
    U.S. Treasury Notes, 4.750%
    through 6.000% Due
    08-31-98 through 09-30-98)
   Note A ................................     5.390       19           19,000
                                                                    ----------
                       TOTAL SHORT-TERM INVESTMENTS
                                      (Cost $19,000)   (1.85%)          19,000
                                                       ------       ----------
                                   TOTAL INVESTMENTS  (97.49%)      $1,000,143
                                                       ======       ==========

# Par value of foreign bonds are expressed in local currency.
* Represents rate in effect on February 28, 1997.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

       John Hancock Funds - Institutional Series Trust -- Global Bond Fund

Portfolio Concentration (Unaudited)

--------------------------------------------------------------------------------

The Fund primarily invests in bonds issued by companies and governments of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investment by country of denomination for individual securities held by the fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various investment categories. The table below shows the percentages of the Fund's investments at February 28, 1997 assigned to the various investment categories.

                                                      MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                                     AS A % OF NET ASSETS
---------------------                                     --------------------
Finance.............................................              0.67%
Governmental - Foreign..............................             54.16
Governmental - United States........................             40.81
Short-term investments..............................              1.85
                                                                 -----
                                   TOTAL INVESTMENTS             97.49%
                                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

    John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund

Schedule of Investments
February 28, 1997

--------------------------------------------------------------------------------

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----
COMMON STOCKS
Automobile/Trucks (2.19%)
  Arvin Industries, Inc. .......................         5,600        $  131,600
                                                                      ----------
Building (1.39%)
  Fibreboard Corp.* ............................         2,500            83,438
                                                                      ----------
Chemicals (1.45%)
  Millennium Chemicals, Inc. ...................         1,135            21,707
  Sybron Chemicals, Inc.* ......................         3,800            65,550
                                                                      ----------
                                                                          87,257
                                                                      ----------
Computers (1.77%)
  Western Micro Technology, Inc.* ..............        10,500           106,312
                                                                      ----------
Consumer Products Misc. (3.63%)
  Samsonite Corp.* .............................         4,600           218,500
                                                                      ----------
Diversified Operations (1.86%)
  Energy Group PLC (American
   Depositary Receipts) (ADR)
   (United Kingdom)* ...........................         1,987            67,575
  Hanson PLC (ADR) (United Kingdom) ............         1,987            44,222
                                                                      ----------
                                                                         111,797
                                                                      ----------
Electronics (3.82%)
  Elexsys International, Inc.* .................         9,400           158,625
  Oak Industries, Inc.* ........................         3,500            70,875
                                                                      ----------
                                                                         229,500
                                                                      ----------
Finance (7.26%)
  Aames Financial Corp. ........................         3,000            90,375
  Delta Financial Corp.* .......................           200             4,200
  MoneyGram Payment Systems, Inc.* .............        15,000           195,000
  RAC Financial Group, Inc.* ...................         4,500           146,812
                                                                      ----------
                                                                         436,387
                                                                      ----------
Food (5.61%)
  Archer-Daniels-Midland Co. ...................         7,240           133,940
  Morrison Health Care, Inc. ...................         4,333            58,496
  Savannah Foods & Industries, Inc. ............         9,900           144,788
                                                                      ----------
                                                                         337,224
                                                                      ----------
Insurance (8.73%)
  Allmerica Financial Corp. ....................         2,000            74,750
  AmerUs Life Holdings, Inc.* ..................         1,800            37,800
  AVEMCO Corp. .................................         7,000           166,250
  CMAC Investment Corp. ........................         4,000           140,000
  Executive Risk Inc. ..........................         1,300            62,563
  Frontier Insurance Group, Inc. ...............         1,000            43,250
                                                                      ----------
                                                                         524,613
                                                                      ----------

The Schedule of Investments is a complete list of all securities owned by the Fundamental Value Fund on February 28, 1997. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----
Leisure (0.91%)
  Equity Marketing Inc.* .......................         3,000        $   54,938
                                                                      ----------
Machinery (1.46%)
  Greenfield Industries, Inc. ..................         4,000            87,500
                                                                      ----------
Oil & Gas (3.48%)
  Daniel Industries, Inc. ......................         7,800            95,550
  Parker Drilling Co.* .........................        13,600           113,900
                                                                      ----------
                                                                         209,450
                                                                      ----------
Paper & Paper Products (3.82%)
  Glatfelter (P.H.) Co. ........................        13,400           229,475
                                                                      ----------
Pollution Control (4.10%)
  Calgon Carbon Corp. ..........................        21,900           246,375
                                                                      ----------
Printing - Commercial (2.38%)
  Mail-Well, Inc.* .............................         7,200           143,100
                                                                      ----------
Real Estate Operations (8.43%)
  Tejon Ranch Co. ..............................         8,200           137,350
  Trizec Hahn Corp. (Canada) ...................        15,800           369,325
                                                                      ----------
                                                                         506,675
                                                                      ----------
Retail (14.67%)
  Brown Group, Inc. ............................         4,000            65,000
  Darden Restaurants, Inc. .....................        13,000            94,250
  Intelligent Electronics, Inc.* ...............         9,700            33,950
  Morrison Fresh Cooking, Inc. .................        18,950            90,012
  Ruby Tuesday, Inc.* ..........................         6,500           112,125
  Ruddick Corp. ................................        20,000           320,000
  Russ Berrie & Co., Inc. ......................         7,700           166,512
                                                                      ----------
                                                                         881,849
                                                                      ----------
Telecommunications (2.43%)
  ANTEC Corp. * ................................        10,700            90,950
  COMSAT Corp. .................................         2,100            55,125
                                                                      ----------
                                                                         146,075
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

    John Hancock Funds - Institutional Series Trust -- Fundamental Value Fund

                                      INTEREST     PAR VALUE
ISSUER, DESCRIPTION                     RATE     (000'S OMITTED)   MARKET VALUE
-------------------                     ----     ---------------   ------------

Textile (3.00%)
  Burlington Industries Inc.* ..................        14,000        $  180,250
                                                                      ----------
Tobacco (0.92%)
  Imperial Tobacco Group PLC
   (ADR) (United Kingdom)* .....................         3,975            55,059
                                                                      ----------
Transport (2.80%)
  Overseas Shipholding Group, Inc. .............         5,700            99,037
  Swift Transportation Co., Inc.*  .............         2,600            69,225
                                                                      ----------
                                                                         168,262
                                                                      ----------
Utilities (0.15%)
  El Paso Electric Co.* ........................         1,300             9,100
                                                                      ----------
                           TOTAL COMMON STOCKS
                              (Cost $4,972,513)         (86.26%)       5,184,736
                                                        ------        ----------

PREFERRED STOCKS
Broker Services (4.06%)
  Salomon Inc. 7.625% Ser FSA ..................         8,000           244,000
                                                                      ----------
                        TOTAL PREFERRED STOCKS
                                (Cost $216,725)         ( 4.06%)         244,000
                                                        ------        ----------
                        TOTAL COMMON STOCKS AND
                               PREFERRED STOCKS
                              (Cost $5,189,238)         (90.32%)       5,428,736
                                                        ------        ----------

                                      INTEREST     PAR VALUE
ISSUER, DESCRIPTION                     RATE     (000'S OMITTED)   MARKET VALUE
-------------------                     ----     ---------------   ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (9.52%)
  Investment in a joint repurchase
    agreement transaction with
    Toronto Dominion Securities,
    Dated 02-28-97, Due 03-03-97
    (secured by U.S. Treasury
    Notes, 4.750% thru 8.250%,
    Due 11/15/97 thru 11/15/05)
    - Note A........................     5.39%            $572        $  572,000
                                                                      ----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.75%...............                                         158
                                                                      ----------
                   TOTAL SHORT-TERM INVESTMENTS         ( 9.52%)         572,158
                                                         -----         ---------
                              TOTAL INVESTMENTS         (99.84%)      $6,000,894
                                                         =====        ==========

* Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

Schedule of Investments
February 28, 1997
Per share earnings and dividends, price/earnings ratios, company description, and their compound growth rates are shown for the most recently reported ten year periods on common stocks and are unaudited.

--------------------------------------------------------------------------------

                                                                                                    COMPOUND
NUMBER                                                                                               GROWTH       MARKET
OF SHARES  COMMON STOCKS (91.66)%                                                                     RATE         VALUE
---------  -------------                                                                              ----         -----
Advertising (2.02%)
  3,500    Interpublic Group Inc. @ 50 1/8 ...............................................                       $  175,437
                                                                                                                 ----------
           One of the largest advertising agencies in the world
           Earnings P/S.........$ .75, .91, 1.05, 1.19, 1.30, 1.37, 1.67, 1.86, 1.66, 2.56            14.6%
           Dividends P/S................$ .22, .26, .32, .37, .41, .45, .49, .55, .61, .67            13.2%
           Price/Earnings Ratio.......................................................20.8
Aerospace (1.34%)
  1,800    Rockwell International Corp. @ 64 3/4 .........................................                          116,550
                                                                                                                 ----------
           Leading producer of aerospace, automotive and electronics products
           Earnings P/S........$1.98, 2.23, 3.01, 2.84, 2.47, 2.20, 2.47, 2.80, 3.15, 3.79            7.5%
           Dividends P/S..............$.66, .72, .77, .82, .88, .92, .98, 1.04, 1.10, 1.16            6.5%
           Price/Earnings Ratio.......................................................14.7
Banks (7.35%)
  1,000    Banc One Corp. @ 44 1/8........................................................                          44,125
           Ohio-based bank holding company
           Earnings P/S.......$ 1.19, 1.56, 1.66, 1.66, 1.72, 2.08, 2.61, 2.20, 2.91, 3.23           11.7%
           Dividends P/S..............$.45, .50, .57, .63, .70, .81, .98, 1.13, 1.24, 1.36           13.1%
           Price/Earnings Ratio.......................................................14.4
  2,000    First Tennessee National Corp. @ 46 3/4 .......................................                          93,500
           Tennessee-based bank holding company
           Earnings P/S ........$ .78, 1.10, .65, 1.00, 1.35, 1.60, 1.66, 2.15, 2.43, 2.68           14.7%
           Dividends P/S ..............$ .40, .43, .49, .54, .57, .63, .75, .87, .97, 1.10           11.9%
           Price/Earnings Ratio.......................................................17.6
  1,400    KeyCorp. @ 53 1/2............ .................................................                          74,900
           Multi-regional bank holding company
           Earnings P/S ......$ 1.88, 2.10, 2.32, 2.32, 2.45, 2.42, 2.89, 3.45, 3.30, 3.37            6.7%
           Dividends P/S ............$.60, .68, .80, .88, .92, .98, 1.12, 1.28, 1.44, 1.52           10.9%
           Price/Earnings Ratio.......................................................16.2
  2,000    NationsBank Corp. @ 59 7/8... .................................................                         119,750
           Largest superregional bank in the Southeast
           Earnings P/S....$ 1.01, 1.44, 2.22, 1.31, .41, 2.30, 2.50, 3.06, 3.57, 4.01 ...           16.6%
           Dividends P/S....$ .43, .47, .55, .71, .74, .755, .82, .94, 1.04, 1.20 ........           12.1%
           Price/Earnings Ratio......................................................15.7
  3,000    Norwest Corp. @ 49 3/4....... .................................................                          149,250
           Large superregional bank providing commercial and retail banking services
           Earnings P/S .....$ (.22), 1.12, 1.25, .45, 1.46, 1.41, 1.89, 2.45, 2.76, 3.07            NMF
           Dividends P/S .............$ .30, .32, .38, .42, .47, .54, .64, .77, .90, 1.05            14.9%
           Price/Earnings Ratio......................................................16.8

The Schedule of Investments is a complete list of all securities owned by Dividend Performers Fund on February 28, 1997. Its divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry groups. Short-term Investments, which represent the Fund's "cash" position are listed last.

                                                                                                    COMPOUND
NUMBER                                                                                               GROWTH       MARKET
OF SHARES  COMMON STOCKS                                                                              RATE         VALUE
---------  -------------                                                                              ----         -----
Banks (continued)
   4,000   Southern National Corp. @ 38 7/8 .............................................                        $  155,500
           Multi-bank holding company
           Earnings P/S .......$ .95, 1.13, 1.14, 1.01, 1.36, 1.72, .13, 2.27, 1.67, 2.59            11.8%
           Dividends P/S .............$ .34, .36, .39, .42, .46, .50, .64, .74, .86, 1.00            12.7%
           Price/Earnings Ratio......................................................15.7
                                                                                                                 ----------
                                                                                                                    637,025
                                                                                                                 ----------
Beverages (1.14%)
  3,000    PepsiCo, Inc. @ 32 7/8 .......................................................                            98,625
                                                                                                                 ----------
           Second largest soft drink company
           Earnings P/S .............$ .38, .49, .57, .68, .68, .81, .98, 1.11, 1.00, .72             7.4%
           Dividends P/S ..............$ .11, .14, .16, .19, .23, .26, .31, .35, .39, .45            16.9%
           Price/Earnings Ratio......................................................36.1
Building (3.26%)
  3,000    Ecolab, Inc. @ 37 7/8.........................................................                          113,625
           Manufacturer of specialty chemicals
           and coatings to waterproof and rustproof structures
           Earnings P/S ..........$ .37, .81, .68, .98, .94, 1.03, 1.21, 1.25, 1.50, 1.75            18.8%
           Dividends P/S ...............$.30, .32, .33, .34, .35, .36, .40, .46, .52, .58             7.6%
           Price/Earnings Ratio......................................................22.2
  1,800    Masco Corp. @ 35 1/8..........................................................                           63,225
           Manufactures buildings, home improvement and consumer products
           Earnings P/S .......$ 1.65, 2.10, 1.42, .91, .30, 1.21, 1.45, 1.09, 1.25, 1.84             1.2%
           Dividends P/S ..............$ .38, .44, .50, .54, .57, .61, .65, .69, .73, .77             8.2%
           Price/Earnings Ratio......................................................19.8
  6,000    RPM, Inc. @ 1751/48...........................................................                          105,750
           Manufacturer of specialty chemicals
           and coatings to waterproof and rustproof structures
           Earnings P/S ...............$ .38, .45, .42, .40, .48, .46, .68, .80, .88, .98            11.1%
           Dividends P/S ...............$.21, .25, .27, .30, .34, .37, .39, .42, .46, .49             9.9%
           Price/Earnings Ratio......................................................18.3
                                                                                                                 ----------
                                                                                                                    282,600
                                                                                                                 ----------
Chemicals (2.35%)
   2,000   PPG Inds., Inc. @ 56 .........................................................                           112,000
           Manufacturer of specialty chemicals, coatings and resins
           Earnings P/S ......$ 1.60, 2.13, 2.09, 2.22, .95, 1.51, 1.39, 2.44, 3.80, 3.96            10.6%
           Dividends P/S ..........$ .56, .64, .74, .82, .86, .94, 1.04, 1.12, 1.18, 1.26             9.4%
           Price/Earnings Ratio......................................................14.3

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

                                                                                                    COMPOUND
NUMBER                                                                                               GROWTH       MARKET
OF SHARES  COMMON STOCKS                                                                              RATE         VALUE
---------  -------------                                                                              ----         -----
Chemicals (continued)
   3,000  Sigma - Aldrich Corp. @ 30 5/8 ...................................................                     $   91,875
          Manufacturer of biochemical and organic products used for research and diagnostics
          Earnings P/S ...............$ .43, .58, .65, .56, .80, .96, 1.08, 1.11, 1.32, 1.30          13.1%
          Dividends P/S ............$ .075, .085, .095, .10, .115, .13, .15, .17, .19, .2275          13.1%
          Price/Earnings Ratio..........................................................24.6
                                                                                                                 ----------
                                                                                                                    203,875
                                                                                                                 ----------
Computers (5.66%)
  4,000   Automatic Data Processing, Inc.
          @ 42 5/8..........................................................................                        170,500
          Largest independent computing services firm in the U.S.
          Earnings P/S ...............$ .54, .62, .72, .76, .86, .97, 1.10, 1.27, 1.47, 1.67          13.4%
          Dividends P/S ..................$ .11, .13, .15, .17, .20, .23, .26, .29, .35, .42          16.1%
          Price/Earnings Ratio..........................................................26.8
  2,500   Electronic Data Systems Corp. @ 45 1/8............................................                        112,812
          Leading provider of information processing services
          Earnings P/S..............$ .66, .79, .91, 1.04, 1.15, 1.33, 1.51, 1.71, 1.96, .89           3.4%
          Dividends P/S...................$ .13, .17, .24, .28, .32, .36, .40, .48, .52, .60          18.5%
          Price/Earnings Ratio.........................................................50.9
  3,700   Hewlett-Packard Co. @ 56.........................................................                         207,200
          Manufactures and services electronic
          measurement, analysis and computation instruments
          Earnings P/S .............$ 1.68, 1.76, .77, .79, .85, .83, 1.26, 1.76, 2.49, 2.58           4.9%
          Dividends P/S ..................$ .06, .07, .10, .11, .13, .20, .24, .29, .38, .46          25.4%
          Price/Earnings Ratio ........................................................21.2
                                                                                                                 ----------
                                                                                                                    490,512
                                                                                                                 ----------
Containers (1.43%)
   3,000  Bemis Company, Inc. @ 41 3/8 .....................................................                        124,125
          Producer of a broad range of flexible                                                                  ----------
          packaging and equipment and
          pressure sensitive materials
          Earnings P/S ..............$ .59, .74, .90, .99, 1.03, 1.10, .89, 1.40, 1.63, 1.90          13.9%
          Dividends P/S ...................$.18, .22, .30, .36, .42, .46, .50, .54, .64, .72          16.7%
          Price/Earnings Ratio ........................................................22.2
Diversified Operations (4.40%)
  1,100   E.I. du Pont de Nemours and Co.
          @ 107 1/4 ........................................................................                        117,975
          Nation's largest chemical manufacturer
          Earnings P/S ..........$ 2.46, 3.03, 3.53, 3.40, 2.08, 1.43, .83, 4.00, 5.61, 6.47          11.3%
          Dividends P/S ........$ 1.10, 1.23, 1.45, 1.62, 1.68, 1.74, 1.76, 1.82, 2.03, 2.23           8.2%
          Price/Earnings Ratio ........................................................17.4
   6,200  Federal Signal Corp. @ 25 1/8 ....................................................                        155,775
          Manufactures fire trucks and street sweepers, as well as public safety, signaling and communications equipment
          Earnings P/S ................$ .32, .41, .50, .61, .68, .68, .85, 1.02, 1.14, 1.36          17.4%
          Dividends P/S ..................$ .15, .16, .19, .22, .27, .32, .36, .42, .50, .58          16.2%
          Price/Earnings Ratio ........................................................18.9
   2,600  Ikon Office Solutions, Inc. @ 41 1/4 .............................................                        107,250
          Distributor of office and paper products
          Earnings P/S ............$ .84, 1.15, 1.96, .89, 1.00, 1.16, .015, .65, 1.68, 1.18           3.9%
          Dividends P/S ...............$ .09, .10, .11, .12, .126, .13, .137, .143, .15, .16           6.6%
          Price/Earnings Ratio ........................................................33.6
                                                                                                                 ----------
                                                                                                                    381,000
                                                                                                                 ----------
Electronics (8.40%)
   2,100  AMP Inc. @ 38 7/8 ................................................................                         81,637
          World's largest manufacturer of electrical/electronic connectors
          Earnings P/S .........$ 1.16, 1.48, 1.32, 1.35, 1.23, 1.38, 1.42, 1.72, 1.96, 1.31           1.4%
          Dividends P/S .................$ .43, .50, .60, .68, .72, .76, .80, .84, .92, 1.00           9.8%
          Price/Earnings Ratio ........................................................29.6
   1,600  Emerson Electric Co. @ 99 ........................................................                        158,400
          Produces and sells electrical/electronic products and systems
          Earnings P/S .........$ 1.16, 1.32, 1.38, 1.39, 1.43, 1.51, 1.87, 1.87, 2.09, 2.33           8.1%
          Dividends P/S ...............$ .49, .515, .58, .64, .67, .70, .735, .80, .92, 1.01           8.4%
          Price/Earnings Ratio ........................................................21.7
   2,200  General Electric Co. @ 102 7/8 ...................................................                        226,325
          Dominant force in home appliances and electrical power
          Earnings P/S .........$ 1.60, 1.88, 2.18, 2.43, 2.56, 2.51, 2.46, 3.46, 3.91, 4.40          11.9%
          Dividends P/S ............$ .65, .70, .82, .94, 1.02, 1.12, 1.26, 1.44, 1.64, 1.84          12.3%
          Price/Earnings Ratio ........................................................23.8
   2,000  Parker Hannifin Corp. @ 43 3/4 ...................................................                         87,500
          Manufacturer of motion control products
          Earnings P/S ............$ 1.47, 1.41, 1.58, 1.45, .61, .92, .89, 1.45, 3.24, 3.19           9.0%
          Dividends P/S ..................$ .53, .55, .56, .59, .61, .62, .64, .65, .68, .72           3.5%
          Price/Earnings Ratio ........................................................14.3
   2,200  W.W. Grainger, Inc. @ 79 1/4 .....................................................                        174,350
          Leading distributor of electrical equipment
          Earnings P/S .........$ 1.48, 1.57, 1.96, 2.31, 2.38, 2.58, 2.88, 2.50, 3.64, 4.04          11.8%
          Dividends P/S ..................$ .39, .43, .50, .57, .61, .65, .71, .78, .89, .98          10.8%
          Price/Earnings Ratio ........................................................19.3
                                                                                                                 ----------
                                                                                                                    728,212
                                                                                                                 ----------
Food (5.91%)
   4,000  Archer-Daniel Midland Co. @ 18 1/2 ...............................................                         74,000
          Processes and merchandises agricultural products
          Earnings P/S .................$ .62, .75, .85, .73, .80, .83, .79, 1.13, 1.45, .92           4.5%
          Dividends P/S .........$ .028, .029, .034, .048, .05, .053, .056, .066, .116, .193          23.9%
          Price/Earnings Ratio.....20.2
   4,600  ConAgra, Inc. @ 53 ...............................................................                        243,800
          Leader in frozen & processed foods, and distributor of agricultural supplies
          Earnings P/S ...........$ .85, 1.08, 1.25, 1.33, 1.45, 1.55, 1.62, 1.92, 2.20, .95           1.2%
          Dividends P/S ..................$ .27, .31, .36, .42, .48, .56, .65, .75, .86, .99          15.5%
          Price/Earnings Ratio ........................................................57.6

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

                                                                                                    COMPOUND
NUMBER                                                                                               GROWTH       MARKET
OF SHARES  COMMON STOCKS                                                                              RATE         VALUE
---------  -------------                                                                              ----         -----
Food (continued)
   1,200  CPC International Inc. @ 84 1/8 ..................................................                     $  100,950
          Major international food processor
          Earnings P/S .........$ 2.17, 1.84, 2.11, 2.42, 2.61, 2.78, 2.95, 2.25, 3.43, 3.93           6.8%
          Dividends P/S ...........$ .65, .76, .88, 1.00, 1.10, 1.20, 1.28, 1.38, 1.48, 1.58          10.4%
          Price/Earnings Ratio ........................................................21.6
   2,400  Sara Lee Corp. @ 38 3/4 ..........................................................                         93,000
          Manufacturer of brand name packaged food and consumer products
          Earnings P/S .............$ .71, .88, .95, 1.01, 1.46, 1.33, 1.47, .49, 1.72, 1.94          11.8%
          Dividends P/S ..................$ .25, .30, .36, .42, .47, .50, .58, .64, .68, .76          13.2%
          Price/Earnings Ratio ........................................................20.4
                                                                                                                 ----------
                                                                                                                    511,750
                                                                                                                 ----------
Furniture (1.24%)
   3,000  Leggett & Platt, Inc. @ 35 7/8 ...................................................                        107,625
          Produces intermediate products for the home furnishings industry                                       ----------
          Earnings P/S ............$ .278, .273, .323, .42, .56, .82, 1.05, 1.39, 1.59, 1.68          22.1%
          Dividends P/S ................$ .14, .16, .185, .21, .215, .23, .27, .31, .38, .46          14.1%
          Price/Earnings Ratio ........................................................21.7
Insurance (6.81%)
   3,300  AFLAC Corp. @ 40 3/8 .............................................................                        133,237
          Global specialty insurer
          Earnings P/S ...............$.62, .72, .53, .77, .97, 1.20, 1.55, 1.89, 2.35, 2.73          17.9%
          Dividends P/S ..................$ .12, .13, .15, .18, .20, .23, .26, .30, .34, .39          14.0%
          Price/Earnings Ratio ........................................................15.2
     700  American International Group @ 121 ..............................................                          84,700
          Broadly based property-casualty insurance organization
          Earnings P/S .........$ 3.92, 4.42, 4.61, 4.86, 3.20, 3.28, 3.92, 4.43, 5.10, 5.94           4.7%
          Dividends P/S ..................$ .09, .13, .16, .18, .21, .24, .26, .29, .32, .37          17.0%
          Price/Earnings Ratio ........................................................20.6
   1,100  General RE Corp. @ 169 5/8 .......................................................                        186,587
          Broadly based re-insurance organization
          Earnings P/S ........$ 5.04, 5.04, 6.52, 6.90, 7.46, 6.86, 8.12, 7.97, 9.92, 10.98           9.0%
          Dividends P/S ........$ 1.00, 1.20, 1.36, 1.52, 1.68, 1.80, 1.88, 1.92, 1.96, 2.04           8.2%
          Price/Earnings Ratio ........................................................15.9
   3,000  Reliastar Financial Corp. @ 62 ...................................................                        186,000
          Financial services company engaged in life/health insurance and consumer finance
          Earnings P/S .........$ 1.86, 1.58, 2.07, 2.09, 1.71, 2.06, 2.62, 3.30, 4.36, 5.02          11.7%
          Dividends P/S .................$ .47, .57, .59, .65, .69, .73, .79, .88, .98, 1.09           9.8%
          Price/Earnings Ratio ........................................................13.0
                                                                                                                 ----------
                                                                                                                    590,524
                                                                                                                 ----------
Machinery (2.58%)
   4,500  Dover Corp. @ 49 5/8 .............................................................                        223,313
          Manufactures a variety of specialized industrial products                                              ----------
          Earnings P/S ..........$ .83, 1.11, 1.14, 1.28, 1.08, 1.12, 1.39, 1.77, 2.46, 3.45          17.2%
          Dividends P/S ..................$ .26, .31, .35, .38, .41, .43, .45, .49, .56, .64          10.5%
          Price/Earnings Ratio ........................................................15.5
Media (4.08%)
   3,000  Gannett Co., Inc @ 79 3/4 ........................................................                        239,250
          Publishes 81 daily/50 nondaily newspapers, operates 10 TV , 8 FM and 7
          AM stations
          Earnings P/S .........$ 1.98, 2.26, 2.47, 2.36, 2.00, 2.40, 2.73, 3.25, 3.38, 4.58           9.8%
          Dividends P/S .........$ .94, 1.02, 1.11, 1.21, 1.24, 1.26, 1.30, 1.34, 1.38, 1.42           4.7%
          Price/Earnings Ratio ........................................................17.9
   2,200  McGraw-Hill Companies, Inc. @ 51 7/8 .............................................                        114,125
          Supplier of information products and services for business and education industry
          Earnings P/S ...........$ 1.64, 1.92, .91, 1.77, 1.52, 1.57, .12, 2.05, 2.28, 4.96          13.1%
          Dividends P/S ..........$ .84, .92, 1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32           5.2%
          Price/Earnings Ratio ........................................................10.5
                                                                                                                 ----------
                                                                                                                    353,375
                                                                                                                 ----------
Medical (10.60%)
   1,600  Abbott Laboratories @ 56 1/4 .....................................................                         90,000
          Major pharmaceutical and healthcare firm
          Earnings P/S ............$ .70, .84, .97, 1.11, 1.27, 1.47, 1.69, 1.87, 2.12, 2.41          14.7%
          Dividends P/S ..................$ .24, .29, .34, .40, .48, .58, .66, .74, .82, .93          16.2%
          Price/Earnings Ratio ........................................................24.5
   3,000  Baxter International @ 46 ........................................................                        138,000
          Manufacturer and distributor of hospital supplies
          Earnings P/S .......$ 1.09, 1.30, 1.49, (.05), 1.73, 1.98, (.97), 2.13, 1.34, 2.11           7.6%
          Dividends P/S ................$ .41, .47, .52, .60, .69, .80, .93, .95, 1.03, 1.11          11.7%
          Price/Earnings Ratio ........................................................22.5
   1.200  Eli Lilly & Co. @ 87 3/8 ........................................................                         104,850
          Major producer of prescription and non-prescription drugs, health products
          Earnings P/S ..........$ 1.11, 1.34, 1.60, 1.95, 2.25, 1.41, .84, 2.05, 2.30, 2.78          10.7%
          Dividends P/S ............$ .50, .57, .67, .82, 1.00, 1.10, 1.21, 1.25, 1.31, 1.37          11.9%
          Price/Earnings Ratio ........................................................31.1
   2,800  Johnson & Johnson @ 57 5/8 . .....................................................                        161,350
          Major producer of prescription and
          non-prescription drugs, toiletries, medical instruments and supplies
          Earnings P/S .............$ .59, .71, .80, .86, 1.10, 1.23, 1.37, 1.56, 1.86, 2.18          15.6%
          Dividends P/S ..................$ .20, .24, .28, .33, .39, .45, .51, .57, .64, .74          15.7%
          Price/Earnings Ratio ........................................................27.4
   1,700  Medtronic, Inc. @ 64 3/4 .........................................................                        110,075
          Leading manufacturer of medical devices and instruments
          Earnings P/S ...............$ .79, .92, 1.01, .53, .65, .85, .97, 1.19, 1.71, 2.15          11.8%
          Dividends P/S ..................$ .06, .07, .09, .10, .12, .14, .17, .21, .26, .32          20.4%
          Price/Earnings Ratio ........................................................30.9
   1,200  Merck & Co., Inc. @ 92 ...........................................................                        110,400
          World's largest ethical drug manufacturer
          Earnings P/S ..........$ .74, 1.02, 1.26, 1.52, 1.83, 2.12, 1.87, 2.38, 2.70, 3.20          17.7%
          Dividends P/S ..............$ .27, .43, .55, .64, .77, .92, 1.03, 1.14, 1.24, 1.42          20.3%
          Price/Earnings Ratio ........................................................28.8
   6,000  Pall Corp. @ 21 3/4 ..............................................................                        130,500
          Manufactures filtration and separation devices
          Earnings P/S .................$ .50, .50, .50, .61, .71, .68, .85, .92, 1.13, 1.19          10.1%
          Dividends P/S ..................$ .11, .13, .16, .19, .22, .27, .32, .37, .42, .49          18.1%
          Price/Earnings Ratio ........................................................19.8

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

                                                                                                    COMPOUND
NUMBER                                                                                               GROWTH       MARKET
OF SHARES  COMMON STOCKS                                                                              RATE         VALUE
---------  -------------                                                                              ----         -----
Medical (continued)
     800  Pfizer, Inc. @ 91 5/8 ............................................................                     $   73,300
          Leading ethical pharmaceutical producer
          Earnings P/S .........$ 1.02, 1.18, 1.01, 1.19, 1.07, 1.63, 1.03, 2.07, 2.47, 2.99          12.7%
          Dividends P/S ................$ .45, .50, .55, .60, .66, .74, .84, .94, 1.04, 1.20          11.5%
          Price/Earnings Ratio ........................................................31.7
                                                                                                                 ----------
                                                                                                                    918,475
                                                                                                                 ----------
Metal (1.93%)
     500  Illinois Tool Works, Inc. @ 84 3/8 ...............................................                         42,188
          Manufactures construction fasteners and packaging systems
          Earnings P/S .........$ 1.03, 1.33, 1.53, 1.68, 1.63, 1.72, 1.84, 2.45, 3.32, 3.93          16.0%
          Dividends P/S ..................$ .20, .22, .27, .33, .40, .45, .49, .54, .62, .70          14.9%
          Price/Earnings Ratio ........................................................22.4
   6,000  Worthington Industries, Inc. @ 20 7/8 ...........................................                         125,250
          Processor of close-tolerance steel
          Earnings P/S .................$ .61, .70, .61, .64, .52, .68, .86, 1.10, 1.23, .93           4.8%
          Dividends P/S ..................$ .17, .19, .23, .26, .28, .32, .34, .39, .43, .47          20.8%
          Price/Earnings Ratio ........................................................21.9
                                                                                                                 ----------
                                                                                                                    167,438
                                                                                                                 ----------
Office (2.15%)
   3,000  Pitney Bowes, Inc. @ 62 1/8 ......................................................                        186,375
          Manufactures office automation equipment                                                               ----------
          Earnings P/S .........$ 1.27, 1.54, 1.19, 1.30, 1.80, 1.96, 1.92, 2.21, 2.68, 3.12          10.5%
          Dividends P/S ...............$ .38, .46, .52, .60, .68, .78, .90, 1.04, 1.20, 1.38          15.4%
          Price/Earnings Ratio ........................................................20.3
Oil & Gas (3.03%)
   1,400  Exxon Corp. @ 99 7/8 .............................................................                        139,825
          Major factor in the crude oil, natural gas and chemical industry
          Earnings P/S .........$ 2.65, 3.95, 2.74, 3.96, 4.45, 3.82, 4.21, 4.07, 5.18, 6.02           9.6%
          Dividends P/S ........$ 1.90, 2.15, 2.30, 2.47, 2.68, 2.83, 2.88, 2.91, 3.00, 3.12           5.7%
          Price/Earnings Ratio ........................................................16.9
   1,000  Mobil Corp. @ 122 3/4 ............................................................                        122,750
          Major integrated, international oil company
          Earnings P/S .........$ 3.28, 5.07, 4.40, 4.60, 4.65, 3.13, 5.07, 4.28, 5.87, 7.38           9.4%
          Dividends P/S ........$ 2.20, 2.35, 2.55, 2.83, 3.13, 3.20, 3.25, 3.40, 3.63, 3.93           6.7%
          Price/Earnings Ratio ........................................................17.7
                                                                                                                 ----------
                                                                                                                    262,575
                                                                                                                 ----------
Paper & Paper Products (2.91%)
     900  Kimberly-Clark Corp. @ 106 .......................................................                         95,400
          Leading producer of consumer and personal care products
          Earnings P/S ..........$ 1.87, 2.36, 2.63, 2.70, 3.18, 2.15, 3.18, 3.33, .12, 4.98          11.5%
          Dividends P/S ..........$ .70, .78, 1.26, 1.32, 1.48, 1.59, 1.67, 1.71, 1.76, 1.84          11.3%
          Price/Earnings Ratio ........................................................21.9
   5,000  Pentair, Inc. @ 31 3/8 ...........................................................                        156,875
          Manufactures enclosures for electrical,
          electronic, woodworking and power tool equipment
          Earnings P/S ............$ .65, 1.12, .95, .84, 1.10, 1.08, 1.13, 1.21, 1.48, 1.83          12.2%
          Dividends P/S ..................$ .21, .22, .27, .29, .31, .33, .34, .36, .40, .50          10.1%
          Price/Earnings Ratio ........................................................17.0
                                                                                                                 ----------
                                                                                                                    252,275
                                                                                                                 ----------
Retail (7.23%)
   4,000  Home Depot, Inc. @ 54 1/2 ........................................................                        218,000
          Large retailer of building materials and home improvement products
          Earnings P/S ...............$ .17, .23, .32, .45, .61, .82, 1.02, 1.33, 1.55, 1.95          31.1%
          Dividends P/S ..................$ .01, .02, .03, .04, .06, .08, .11, .15, .19, .23          41.7%
          Price/Earnings Ratio ........................................................28.9
  4,300   Pep Boys - Manny, Moe & Jack (The)
          @ 32 5/8 .........................................................................                        140,288
          Retailer of automotive parts and accessories
          Earnings P/S ...............$ .62, .76, .63, .70, .64, .87, 1.01, 1.27, 1.33, 1.57          10.9%
          Dividends P/S ..................$ .08, .09, .11, .12, .13, .14, .15, .17, .19, .21          11.3%
          Price/Earnings Ratio ........................................................21.5
   4,000  Sysco Corp. @ 34 3/4 .............................................................                        139,000
          Largest distributor of food service products
          Earnings P/S ...............$ .45, .60, .73, .79, .87, .97, 1.14, 1.29, 1.46, 1.61          15.2%
          Dividends P/S ..................$ .07, .08, .09, .10, .14, .22, .28, .36, .44, .52          25.0%
          Price/Earnings Ratio ........................................................21.7
   4,900  Wal-Mart Stores, Inc. @ 26 3/8 ...................................................                        129,238
          Operates chain of discount department stores
          Earnings P/S ................$ .28, .37, .48, .55, .64, .80, .97, 1.11, 1.24, 1.27          18.3%
          Dividends P/S ..................$ .03, .04, .06, .07, .09, .11, .13, .17, .20, .21          24.1%
          Price/Earnings Ratio ........................................................21.7
                                                                                                                 ----------
                                                                                                                    626,526
                                                                                                                 ----------
Steel (0.72%)
   1,300  Nucor Corp. @ 48 1/8 .............................................................                         62,563
          Manufactures steel and steel products                                                                  ----------
          Earnings P/S ...............$ .60, .84, .68, .88, .75, .91, 1.42, 2.60, 3.14, 2.83          18.8%
          Dividends P/S ...................$ .09, .10, .11, .12, .13, .14, .16, .18, 28, .32          15.1%
          Price/Earnings Ratio ........................................................17.2
Tobacco (1.25%)
     800  Philip Morris Cos., Inc. @ 135 1/8 ...............................................                        108,100
          Global tobacco, brewing and food company                                                               ----------
          Earnings P/S .....................$ 3.18, 3.83, 4.24, 5.45, 4.06, 5.45, 6.51, 7.68          10.3%
          Dividends P/S .........$ .79, 1.01, 1.25, 1.55, 1.91, 2.35, 2.60, 3.03, 3.65, 4.40          21.0%
          Price/Earnings Ratio ........................................................18.0
Utilities (3.87%)
   2,800  National Fuel Gas Co. @ 43 .......................................................                        120,400
          Integrated natural gas system serves the Buffalo, New York area and contiguous districts reaching into western Pennsylvania and eastern
          Ohio
          Earnings P/S .........$ 1.65, 1.93, 1.83, 1.71, 1.81, 1.84, 2.20, 2.29, 2.08, 2.94           6.6%
          Dividends P/S ........$ 1.19, 1.25, 1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67           3.8%
          Price/Earnings Ratio ........................................................14.8
   2,400  Questar Corp. @ 36 1/4 ...........................................................                         87,000
          Diversified holding company for Utah, Wyoming and Colorado natural gas transmission, distribution and storage
          Earnings P/S ...........$ .67, .64, 1.27, 1.44, 1.63, 1.85, 2.10, 1.21, 2.05, 2.39          15.2%
          Dividends P/S ............$ .91, .94, .95, .97, 1.01, 1.04, 1.09, 1.13, 1.16, 1.19           3.0%
          Price/Earnings Ratio ........................................................15.5

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Dividend Performers Fund

                                                                                                    COMPOUND
NUMBER                                                                                               GROWTH       MARKET
OF SHARES  COMMON STOCKS                                                                              RATE         VALUE
---------  -------------                                                                              ----         -----
Utilities (continued)
   1,700  SBC Communications, Inc. @ 57 1/2 ................................................                     $   97,750
          Provides telephone service throughout the United States and internationally
          Earnings P/S .........$ 1.74, 1.76, 1.82, 1.84, 1.93, 2.17, 2.39, 2.74, 3.10, 3.45           7.9%
          Dividends P/S ........$ 1.14, 1.22, 1.29, 1.36, 1.41, 1.45, 1.50, 1.56, 1.63, 1.70           4.5%
          Price/Earnings Ratio ........................................................16.2
     800  Union Electric Co. @ 38 3/8 ......................................................                         30,700
          Largest electric utility in Missouri
          Earnings P/S .........$ 2.91, 2.56, 2.91, 2.74, 3.01, 2.83, 2.77, 3.01, 2.95, 2.86           NMF
          Dividends P/S ........$ 1.92, 1.94, 2.02, 2.10, 2.18, 2.26, 2.34, 2.40, 2.46, 2.51           3.0%
          Price/Earnings Ratio ........................................................13.0
                                                                                                                 ----------
                                                                                                                    335,850
                                                                                                                 ----------
                                                                        TOTAL COMMON STOCKS
                                                                           (Cost $6,804,378)                      7,944,725
                                                                                                                 ----------

PAR VALUE
 (000'S   SHORT-TERM INVESTMENTS                     INTEREST          MARKET
OMITTED)  (9.31%)                                      RATE             VALUE

Joint Repurchase Agreement (9.17%)
  795     Investment in a joint repurchase
          agreement transaction with
          Toronto Dominion Securities.
          Dated 02-28-97, due 03-03-97
          (Secured by U.S. Treasury Notes,
          4.75% thru 8.25%, due 11-15-97
          thru 11-15-05) - Note A................      5.39%           $ 795,000
                                                                      ----------
Corporate Savings Account (0.14%)
          Investors Bank & Trust Company
          Daily Interest Savings Account
          Current Rate 4.75%.....................                         11,870
                                                                      ----------
                     TOTAL SHORT-TERM INVESTMENTS     (9.31%)            806,870
                                                    -------           ----------
                                TOTAL INVESTMENTS   (100.97%)         $8,751,595
                                                    =======           ==========

NMF No Meaningful Figure
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

Schedule of Investments
February 28, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Multi-Sector Growth Fund on February 28, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position are listed last.

                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                      SHARES         VALUE
-------------------                                      ------         -----

COMMON STOCKS
Aerospace (3.65%)
  Precision Castparts Corp. .......................       7,200      $   352,800
  Tracor, Inc.* ...................................      25,000          596,875
  Wyman-Gordon Co.* ...............................       6,200          110,825
                                                                     -----------
                                                                       1,060,500
                                                                     -----------
Agricultural Operations (3.13%)
  Dekalb Genetics Corp. (Class B) .................       6,700          437,175
  Northland Cranberries, Inc. (Class A) ...........       7,700          132,825
  Pioneer Hi-Bred International, Inc. .............       5,000          340,625
                                                                     -----------
                                                                         910,625
                                                                     -----------
Broker Services (2.82%)
  Alex Brown, Inc. ................................       6,250          363,281
  Bear Stearns Companies, Inc. ....................       5,250          157,500
  Donaldson, Lufkin & Jenrette, Inc. ..............       7,000          301,000
                                                                     -----------
                                                                         821,781
                                                                     -----------
Business Services - Misc (1.72%)
  Employee Solutions, Inc.* .......................      21,000          501,375
                                                                     -----------
Computers (4.38%)
  Adaptec, Inc.* ..................................      14,000          532,875
  Boole & Babbage, Inc.* ..........................       7,000          183,750
  Gateway 2000, Inc.* .............................       9,500          558,125
                                                                     -----------
                                                                       1,274,750
                                                                     -----------
Consumer Products Misc. (1.31%)
  Samsonite Corp.* ................................       8,000          380,000
                                                                     -----------
Cosmetics & Personal Care (1.37%)
  Alberto-Culver Co. (Class B) ....................      14,000          399,000
                                                                     -----------
Electronics (2.70%)
  Altera Corp.* ...................................      14,000          635,250
  Atmel Corp.* ....................................       4,000          149,500
                                                                     -----------
                                                                         784,750
                                                                     -----------
Finance (3.84%)
  Associates First Capital Corp. ..................       3,500          168,875
  MacKenzie Financial Corp. (Canada) ..............      16,000          238,000
  Newcourt Credit Group, Inc. (Canada) ............       4,500          168,720
  Price (T. Rowe) Associates, Inc. ................       3,500          154,437
  RAC Financial Group, Inc.* ......................       5,000          163,125
  SunAmerica, Inc. ................................       4,900          224,787
                                                                     -----------
                                                                       1,117,944
                                                                     -----------
Food (1.58%)
  Grupo Industrial Maseca SA de CV
   American Depositary Receipts
   (ADR) (Mexico) .................................       4,100           73,800
  Smithfield Foods, Inc.* .........................      10,000          387,500
                                                                     -----------
                                                                         461,300
                                                                     -----------
Media (0.49%)
  Comcast Corp. (Class A) .........................       8,000          143,000
                                                                     -----------
Medical (15.55%)
  AmerSource Health Corp.* ........................       6,000          302,250
  Ballard Medical Products ........................       8,000          157,000
  Bio-Technology General Corp.* ...................      19,000          308,750
  BioChem Pharma, Inc. (Canada)* ..................       3,000          159,000
  Biogen, Inc.* ...................................      13,500          664,875
  Elan Corp., PLC (ADR) (Ireland)* ................       8,000          277,000
  Health Management Associates, Inc. ..............
   (Class A) * ....................................      17,000          450,500
  Liposome Co., Inc. * ............................      21,000          522,375
  Mycogen Corp.* ..................................      18,000          470,250
  NovaCare, Inc.* .................................      13,000          162,500
  Sybron International Corp.* .....................       5,000          148,750
  Tenet Healthcare Corp.* .........................      22,150          600,819
  US Surgical Corp. ...............................       7,000          298,375
                                                                     -----------
                                                                       4,522,444
                                                                     -----------
Metal (13.58%)
  Bema Gold Corp. (Canada)* .......................      58,000          485,750
  Coeur d'Alene Mines Corp. .......................      36,500          666,125
  Euro-Nevada Mining Corp. (Canada) ...............      20,000          655,496
  Franco-Nevada Mining Corp., Ltd. ................
   (Canada)* ......................................       5,500          259,126
  Getchell Gold Corp.* ............................       7,500          386,250
  Greenstone Resources Ltd. (Canada)* .............       3,500           42,438
  Hecla Mining Co.* ...............................      35,000          249,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                      SHARES         VALUE
-------------------                                      ------         -----

Metal (continued)
  Kinross Gold Corp. (Canada)* ....................      31,000      $   224,750
  Santa Fe Pacific Gold Corp. .....................      27,000          506,250
  Stillwater Mining Co.* ..........................      11,500          269,531
  TVX Gold, Inc. (Canada)* ........................      23,000          204,125
                                                                     -----------
                                                                       3,949,216
                                                                     -----------
Mortgage Banking (4.44%)
  Apartment Investment & Management Co. ...........
   (Class A) ......................................      14,200          411,800
  Beacon Properties Corp. .........................       5,700          203,063
  Cali Realty Corp. ...............................       3,000           96,000
  Prentiss Properties Trust .......................      21,500          580,500
                                                                     -----------
                                                                       1,291,363
                                                                     -----------
Oil & Gas (20.69%)
  Abacan Resource Corp. (Canada)*  ................      34,000          312,375
  Canadian Natural Resources Ltd. (Canada)* .......      12,000          286,194
  Energy Ventures, Inc.* ..........................       9,000          459,000
  ENSCO International, Inc.* ......................      12,000          520,500
  Falcon Drilling Co., Inc.* ......................      14,000          474,250
  Flores & Rucks, Inc.* ...........................       6,000          270,000
  Forcenergy, Inc.* ...............................      10,000          260,000
  Global Marine, Inc.* ............................      22,500          419,063
  Harken Energy Corp.* ............................      87,000          424,125
  Newfield Exploration Co.* .......................       5,400          107,325
  Noble Drilling Corp.* ...........................      24,000          426,000
  Nuevo Energy Co.* ...............................      10,500          435,750
  Petroleum Geo-Services ASA (ADR)
   (Norway)* ......................................      13,000          546,000
  Smith International, Inc.* ......................      11,000          446,875
  Tosco Corp. .....................................      22,500          627,187
                                                                     -----------
                                                                       6,014,644
                                                                     -----------
Pollution Control (6.14%)
  Philip Environmental, Inc. (Canada)* ............      33,000          540,375
  Republic Industries, Inc.* ......................      10,000          355,000
  Superior Services, Inc.* ........................      19,000          413,250
  USA Waste Services, Inc.* .......................      13,300          478,800
                                                                     -----------
                                                                       1,787,425
                                                                     -----------
Real Estate Investment Trusts (4.93%)
  Arden Realty Group, Inc. ........................      10,500          290,063
  Patriot American Hospitality, Inc. ..............       4,000          181,000
  Reckson Associates Realty Corp. .................       6,000          274,500
  Spieker Properties, Inc. ........................       6,000          218,250
  Starwood Lodging Trust ..........................      12,000          469,500
                                                                     -----------
                                                                       1,433,313
                                                                     -----------
Schools/Education (0.96%)
  Firearms Training Systems, Inc.* ................      19,000          277,875
                                                                     -----------
Steel (0.74%)
  Titanium Metals Corp.* ..........................       7,900          216,263
                                                                     -----------
Telecommunications (0.25%)
  ADC Telecommunications, Inc.* ...................       2,700           72,900
                                                                     -----------
                                TOTAL COMMON STOCKS
                                 (Cost $25,541,935)      (94.27%)     27,420,468
                                                       --------      -----------

                                           INTEREST   PAR VALUE
                                             RATE   (000'S OMITTED)
                                             ----   ---------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (6.18%)

Investment in a joint repurchase
 agreement transaction with
 Toronto Dominion Securities
 Dated 02-28-97, Due 03-03-97
 (Secured by U.S. Treasury Notes,
 4.75% thru 8.25%, due 11-15-97
 thru 11-15-05) - Note A ..................  5.39%     $  1,797        1,797,000
                                                                     -----------
Corporate Savings Account (0.02%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.75%..............................                        4,818
                                                                     -----------
                       TOTAL SHORT-TERM INVESTMENTS       (6.20%)      1,801,818
                                                       --------      -----------
                                  TOTAL INVESTMENTS     (100.47%)    $29,222,286
                                                       ========      ===========

* Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

   John Hancock Funds - Institutional Series Trust -- Multi-Sector Growth Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Multi-Sector Growth Fund invests primarily in securities issued in the United States of America. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments. In Addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at February 28, 1997 assigned to country categories.

                                                 MARKET VALUE AS A
                                                  PERCENTAGE OF
COUNTRY DIVERSIFICATION                          FUND'S NET ASSETS
-----------------------                          -----------------
Canada........................................        12.30%
Ireland.......................................         0.95
Mexico........................................         0.25
Norway........................................         1.87
United States.................................        78.90
Shor-term Investments.........................         6.20
                                                     ------
                             TOTAL INVESTMENTS       100.47%
                                                     ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

               John Hancock Funds - Institutional Series Trust --
                        Small Capitalization Equity Fund

Schedule of Investments
February 28, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Small Capitalization Equity Fund on February 28, 1997. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                      SHARES         VALUE
-------------------                                      ------         -----

COMMON STOCK
Advertising (1.95%)
  Catalina Marketing Corp.* .......................         100      $     5,025
  Lamar Advertising Co. (Class A)* ................         100            1,850
  Outdoor Systems, Inc.* ..........................         150            4,500
  Universal Outdoor Holdings, Inc.* ...............         300            8,100
                                                                     -----------
                                                                          19,475
                                                                     -----------
Agricultural Operations (0.86%)
  Northland Cranberries, Inc. (Class A) ...........         500            8,625
                                                                     -----------
Automobile/Trucks (0.54%)
  Special Devices, Inc. * .........................         300            5,400
                                                                     -----------
Beverages (0.82%)
  Mondavi (Robert) Corp. (Class A)* ...............         200            8,200
                                                                     -----------
Broker Services (4.31%)
  Alex Brown, Inc. ................................         200           11,625
  E* TRADE Group, Inc.* ...........................         700           16,800
  Hambrecht & Quist Group* ........................         300            6,450
  Interra Financial, Inc. .........................         200            8,175
                                                                     -----------
                                                                          43,050
                                                                     -----------
Building (0.58%)
  Watsco, Inc. ....................................         200            5,800
                                                                     -----------
Business Services - Misc (1.24%)
  Adminstaff Inc.* ................................         100            2,387
  Computer Management Sciences, Inc. *  ...........         200            3,300
  Snyder Communications, Inc.* ....................         100            2,700
  Superior Consultant Holdings Corp.* .............         200            4,050
                                                                     -----------
                                                                          12,437
                                                                     -----------
Computers (14.12%)
  Aspect Development, Inc.* .......................         300            7,425
  Aspen Technologies, Inc.* .......................         100            6,162
  Baan Co., N.V. (Netherlands) * ..................         300           13,313
  BISYS Group, Inc. (The) * .......................         100            3,125
  CBT Group PLC (American Depositary
   Receipt) (ADR) (Ireland)* ......................         200           10,900
  DST Systems, Inc.* ..............................         300            9,862
  Excite, Inc.* ...................................         600            9,525
  HNC Software, Inc.* .............................         400           10,000
  Intelligroup, Inc.* .............................         100            1,275
  IONA Technologies PLC ADR (Ireland) * ...........         100            2,013
  JDA Software Group, Inc.* .......................         200            5,150
  National Instruments Corp.* .....................         100            3,825
  National TechTeam, Inc.* ........................         400            9,200
  Network Appliance, Inc.* ........................         200            8,000
  Pegasystems, Inc.* ..............................         300            7,725
  Procom Technology, Inc.* ........................         500            7,688
  Project Software & Development, Inc.* ...........         200            7,100
  Puma Technology, Inc.* ..........................         200            2,550
  Transaction Systems Architects, Inc. (Class A)* .         100            2,600
  Versant Object Technology Corp* .................         100            1,075
  Wind River Systems* .............................         200            7,500
  Xionics Document Technologies, Inc.*  ...........         300            5,100
                                                                     -----------
                                                                         141,113
                                                                     -----------
Consumer Products Misc. (0.48%)
  Samsonite Corp.* ................................         100            4,750
                                                                     -----------
Electronics (4.78%)
  Advanced Technology Materials, Inc.*  ...........         600           11,400
  DuPont Photomasks, Inc.* ........................         200            9,400
  Integrated Process Equipment * ..................         300            7,575
  Novellus Systems, Inc.* .........................         100            8,175
  Semtech Corp.* ..................................         200            3,975
  Unitrode Corp.* .................................         200            7,300
                                                                     -----------
                                                                          47,825
                                                                     -----------
Finance (6.17%)
  Aames Financial Corp. ...........................         150            4,519
  Capital One Financial Corp. .....................         200            7,950
  Checkfree Corp.* ................................         600            9,300
  Cityscape Financial Corp.* ......................         100            2,737
  Concord EFS, Inc.* ..............................         300            7,106
  Delta Financial Corp.* ..........................         400            8,400
  Medallion Financial Corp. .......................         700           11,900
  RAC Financial Group, Inc.* ......................         300            9,788
                                                                     -----------
                                                                          61,700
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

               John Hancock Funds - Institutional Series Trust --
                        Small Capitalization Equity Fund

                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                      SHARES         VALUE
-------------------                                      ------         -----

Household (1.13%)
  Culp, Inc. ......................................         300      $     5,400
  Furniture Brands International, Inc.* ...........         400            5,900
                                                                     -----------
                                                                          11,300
                                                                     -----------
Insurance (3.50%)
  Capital Re Corp. ................................         100            4,325
  CMAC Investment Corp. ...........................         200            7,000
  HCC Insurance Holdings, Inc. ....................         400            9,850
  Western National Corp. ..........................         600           13,800
                                                                     -----------
                                                                          34,975
                                                                     -----------
Leasing Companies (1.59%)
  Leasing Solutions, Inc.* ........................         400            8,900
  Rollins Truck Leasing Corp. .....................         500            7,000
                                                                     -----------
                                                                          15,900
                                                                     -----------
Leisure (2.70%)
  Cinar Films, Inc. (Class B) (Canada) * ..........         400           10,000
  Family Golf Centers, Inc.* ......................         200            5,500
  Premier Parks, Inc.* ............................         200            6,050
  Silicon Gaming, Inc.* ...........................         300            5,456
                                                                     -----------
                                                                          27,006
                                                                     -----------
Machinery (1.41%)
  Air-Cure Technologies, Inc.* ....................       1,000            6,375
  Gardner Denver Machinery, Inc.* .................         300            7,725
                                                                     -----------
                                                                          14,100
                                                                     -----------
Media (2.50%)
  Cox Radio, Inc. (Class A) * .....................         100            1,912
  Jacor Communications, Inc.* .....................         200            5,888
  Lin Television Corp.* ...........................         200            8,300
  Mecklermedia Corp.* .............................         200            5,550
  Univision Communications, Inc. (Class A) * ......         100            3,300
                                                                     -----------
                                                                          24,950
                                                                     -----------
Medical (9.65%)
  Affymetrix, Inc.* ...............................         300            8,400
  Alkermes, Inc.* .................................         300            7,462
  Dura Pharmaceuticals, Inc.* .....................         300           10,087
  ESC Medical Systems, Ltd. (Israel)* .............         350           11,988
  Liposome Co., Inc. * ............................         200            4,975
  Myriad Genetics, Inc.* ..........................         200            7,250
  National Surgery Centers, Inc.* .................         300            9,075
  NCS HealthCare, Inc. (Class A)* .................         300            7,575
  Omnicare, Inc. ..................................         300            7,950
  Parexel International Corp.* ....................         200            5,600
  Safeskin Corp.* .................................         400            7,400
  Sonus Pharmaceuticals, Inc.* ....................         300            8,663
                                                                     -----------
                                                                          96,425
                                                                     -----------
Metal (0.47%)
  Maverick Tube Corp.* ............................         300            4,688
                                                                     -----------
Oil & Gas (5.78%)
  Chesapeake Energy Corp.* ........................         200            4,150
  Energy Ventures, Inc.* ..........................         100            5,100
  Forcenergy, Inc.* ...............................         300            7,800
  National-Oilwell, Inc.* .........................         300            9,225
  Nuevo Energy Co. * ..............................         200            8,300
  Offshore Logistics, Inc.* .......................         300            5,475
  Precision Drilling Corp. (Canada)* ..............         100            4,000
  Pride Petroleum Services, Inc.* .................         300            5,025
  Stone Energy Corp.* .............................         200            4,400
  Swift Energy Co.* ...............................         200            4,300
                                                                     -----------
                                                                          57,775
                                                                     -----------
Paper & Paper Products (0.82%)
  American Pad & Paper Co.* .......................         400            8,200
                                                                     -----------
Pollution Control (2.68%)
  Newpark Resources, Inc.* ........................         300           13,650
  Philip Environmental, Inc. (Canada)*  ...........         800           13,100
                                                                     -----------
                                                                          26,750
                                                                     -----------
Printing - Commercial (0.80%)
  Mail-Well, Inc.* ................................         400            7,950
                                                                     -----------
Protection - Safety Equip&Svc (0.55%)
  Ultrak, Inc.* ...................................         300            5,513
                                                                     -----------
Real Estate Operations (4.65%)
  Beacon Properties Corp. .........................         300           10,687
  Cali Realty Corp. ...............................         300            9,600
  Central Parking Corp. ...........................         300            8,137
  Kilroy Realty Corp.* ............................         100            2,625
  Redwood Trust, Inc. .............................         200            9,550
  Starwood Lodging Trust ..........................         150            5,869
                                                                     -----------
                                                                          46,468
                                                                     -----------
Retail (9.03%)
  Arbor Drugs, Inc. ...............................         400            7,700
  Central Garden & Pet Co.* .......................         400            8,650
  Circuit City Stores, Inc.* ......................         100            2,012
  CompUSA, Inc.* ..................................         600           12,000
  Gucci Group, NV (Netherlands) ...................         100            6,463
  Hibbett Sporting Goods, Inc.* ...................         400            6,400
  Hot Topic, Inc.* ................................         300            5,400
  Insight Enterprises, Inc.* ......................         300            9,375
  MSC Industrial Direct Co., Inc. (Class A)* ......         200            6,600
  Quality Food Centers, Inc. ......................         250            9,156
  Stage Stores, Inc.* .............................         300            6,375
  Starbucks Corp.* ................................         300           10,088
                                                                     -----------
                                                                          90,219
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

               John Hancock Funds - Institutional Series Trust --
                        Small Capitalization Equity Fund

                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                      SHARES         VALUE
-------------------                                      ------         -----

Schools/Education (2.56%)
  Apollo Group, Inc. (Class A)* ...................         350      $     9,450
  Learning Tree International, Inc.* ..............         300            9,300
  Sylvan Learning Systems, Inc.* ..................         200            6,825
                                                                     -----------
                                                                          25,575
                                                                     -----------
Service (0.51%)
  Four Media Corp.* ...............................         500            5,063
                                                                     -----------
Shoes & Related Apparel (2.28%)
  Converse, Inc.* .................................         500           12,187
  Wolverine World Wide, Inc. ......................         300           10,650
                                                                     -----------
                                                                          22,837
                                                                     -----------
Steel (0.63%)
  Lone Star Technologies, Inc.* ...................         400            6,300
                                                                     -----------
Telecommunications (4.71%)
  Comverse Technology, Inc.* ......................         300           13,087
  P-COM, Inc.* ....................................         300            9,638
  REMEC, Inc.* ....................................         500           13,625
  Tel-Save Holdings, Inc.* ........................         600           10,725
                                                                     -----------
                                                                          47,075
                                                                     -----------
Textile (1.69%)
  Cutter & Buck, Inc.* ............................         700           11,900
  Nautica Enterprises, Inc.* ......................         200            5,000
                                                                     -----------
                                                                          16,900
                                                                     -----------
                 TOTAL COMMON STOCKS
                     (Cost $918,292) ..............      (95.49%)        954,344
                                                       --------      -----------

                                           INTEREST   PAR VALUE        MARKET
ISSUER, DESCRIPTION                          RATE   (000'S OMITTED)     VALUE
-------------------                          ----   ---------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.90%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities
   Dated 02-28-97, due 03-03-97
   (secured by U.S. Treasury
   Note, 4.750% thru 8.250%
   due 11-15-97 thru 11-15-05) -
Note A ....................................  5.39%     $     39      $    39,000
                                                                     -----------
Corporate Savings Account (0.14%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.75% .............................                        1,421
                                                                     -----------
                       TOTAL SHORT-TERM INVESTMENTS       (4.04%)         40,421
                                                       --------      -----------
                                  TOTAL INVESTMENTS      (99.53%)    $   994,765
                                                       ========      ===========

* Non Income Producing Security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

Schedule of Investments
February 28, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Equity Fund on February 28, 1997. It's divided into four main categories: common stocks, rights, warrants and short-term investments. Common stocks, rights and warrants are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                      SHARES         VALUE
-------------------                                      ------         -----

COMMON STOCKS
Argentina (2.44%)
  Perez Companc S.A. (American
   Depositary Receipts) (ADR)
   (Diversified Operations) .......................       6,700      $   102,554
                                                                     -----------
Australia (3.70%)
  Newcrest Mining Ltd. (Metal) ....................      20,000           76,122
  News Corp. Ltd. (The) (Media) ...................       3,100           16,519
  WMC Ltd. (Metal) ................................      10,000           63,081
                                                                     -----------
                                                                         155,722
                                                                     -----------
Brazil (4.85%)
  Telecomunicacoes Brasileiras S/A
   (ADR) (Telecommunications) .....................       2,100          203,700
                                                                     -----------
France (5.53%)
  Banque Nationale de Paris
   (Banks - Foreign) ..............................         280           12,709
  Carrefour SA (Retail) ...........................         150           92,476
  LVMH Moet Hennessy Louis Vuitton
   (Beverages) ....................................         325           76,071
  Lyonnaise des Eaux SA
   (Diversified Operations) .......................         500           51,097
                                                                     -----------
                                                                         232,353
                                                                     -----------
Germany (5.69%)
  Mannesmann AG (Diversified Operations) ..........         130           51,388
  Schering AG (Medical) ...........................       1,000           90,801
  Volkswagen AG (Automobile/Trucks) ...............         200           97,029
                                                                     -----------
                                                                         239,218
                                                                     -----------
Hong Kong (12.03%)
  Cheung Kong (Holdings) Ltd.
   (Real Estate Operations) .......................       6,000           57,337
  CITIC Pacific Ltd. (Diversified Operations) .....      12,000           61,211
  First Sign International Holdings Ltd.
   (Textile) ......................................     200,000           52,301
  Hong Kong & Shanghai Hotels Ltd.
   (Leisure) ......................................      30,000           52,882
  HSBC Holdings Ltd. (Banks - Foreign) ............       3,400           82,984
  Hutchison Whampoa Ltd.
   (Diversified Operations) .......................      10,000           76,191
  Jardine Matheson Holdings Ltd.
   (Diversified Operations) .......................       2,400           14,520
  Joyce Boutique Holdings Ltd. (Retail) ...........     250,000           59,403
  Wharf (Holdings) Ltd.
   (Real Estate Operations) .......................      11,000           48,866
                                                                     -----------
                                                                         505,695
                                                                     -----------
Japan (12.24%)
  Matsushita Communication Industrial
   Co., Ltd. (Telecommunications)  ................       3,000           78,997
  Matsushita-Kotobuki Electronics
   Industries, Ltd. (Electronics)  ................       2,000           57,316
  Mitsubishi Heavy Industries, Ltd.
   (Machinery) ....................................      10,000           72,185
  Rohm Co., Ltd. (Electronics) ....................         400           28,741
  Sharp Corp. (Electronics) .......................       5,000           62,715
  Shin-Etsu Chemical Co., Ltd. (Chemicals) ........       5,000           96,773
  Sony Corp. (Electronics) ........................         700           50,646
  TDK Corp. (Electronics) .........................       1,000           67,118
                                                                     -----------
                                                                         514,491
                                                                     -----------
Malaysia (2.47%)
  Resorts World Berhad (Leisure) ..................       6,000           28,031
  Sime Darby Berhad (Diversified Operations) ......      20,000           75,715
                                                                     -----------
                                                                         103,746
                                                                     -----------
Mexico (5.46%)
  Empresas La Moderna S.A. de C.V
   (ADR) (Tobacco) ................................       1,800           37,800
  Grupo Industrial Maseca SA de CV (Food) .........       4,400           79,200
  Panamerican Beverages, Inc. (Beverages) .........       2,000          112,750
                                                                     -----------
                                                                         229,750
                                                                     -----------
Netherlands (1.47%)
  Koninklijke PTT Nederland (Utilities) ...........         425           15,227
  PolyGram NV (Household) .........................       1,015           46,528
                                                                     -----------
                                                                          61,755
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

                                                        NUMBER OF      MARKET
ISSUER, DESCRIPTION                                      SHARES         VALUE
-------------------                                      ------         -----

New Zealand (1.79%)
  Carter Holt Harvey Ltd. (Building) ..............      15,300      $    34,659
  Telecom Corp. of New Zealand
   (Telecommunications) ...........................       9,000           40,464
                                                                     -----------
                                                                          75,123
                                                                     -----------
Norway (1.43%)
  Orkla ASA (Diversified Operations) ..............         750           60,203
                                                                     -----------
Singapore (5.37%)
  Fraser & Neave Ltd. (Beverages)  ................       2,400           21,550
  Keppel Corp., Ltd. (Diversified Operations) .....      10,000           72,255
  Oversea-Chinese Banking Corp., Ltd.
   (Banks - Foreign) ..............................       5,000           66,293
  Wing Tai Holdings Ltd.
   (Real Estate Operations) .......................      20,000           65,661
                                                                     -----------
                                                                         225,759
                                                                     -----------
Sweden (1.63%)
  Investor AB (Diversified Operations) ............       1,550           68,610
                                                                     -----------
Switzerland (2.01%)
  ABB AG (Engineering/R&D Services) ...............          80           17,909
  Nestle SA (Food) ................................          15           16,342
  Novartis AG (Medical)* ..........................          44           50,325
                                                                     -----------
                                                                          84,576
                                                                     -----------
Thailand (1.04%)
  Shinawatra Computer and Communication
   PLC (Telecommunications) .......................       2,000           17,146
  Siam Cement PLC (Building) ......................       1,000           26,723
                                                                     -----------
                                                                          43,869
                                                                     -----------
United Kingdom (8.75%)
  Dixons Group PLC (Retail) .......................       6,300           54,870
  Marks & Spencer PLC (Retail) ....................      10,000           80,984
  Pearson PLC (Media) .............................       7,000           87,714
  Regal Hotel Group PLC (Leisure)  ................      50,000           51,328
  Wetherspoon (J.D.) PLC (Retail)  ................       5,000           93,083
                                                                     -----------
                                                                         367,979
                                                                     -----------
                                TOTAL COMMON STOCKS
                                  (Cost $3,031,762)      (77.90%)      3,275,104
                                                       --------      -----------

RIGHTS
Switzerland (0.07%)
  Ciba Specialty Chemicals AG (Chemicals)* ........          44            2,785
                                                                     -----------
                                       TOTAL RIGHTS
                                          (Cost $0)       (0.07%)          2,785
                                                       --------      -----------
WARRANTS
Sweden (0.03%)
  Scania AB (Automobile/Trucks)* ..................       1,500            1,280
                                                                     -----------
                                     TOTAL WARRANTS
                                      (Cost $1,553)       (0.03%)          1,280
                                                       --------      -----------
                        TOTAL COMMON STOCKS, RIGHTS
                                       AND WARRANTS
                                  (Cost $3,033,315)      (78.00%)      3,279,168
                                                       --------      -----------

                                           INTEREST   PAR VALUE
                                             RATE   (000'S OMITTED)
                                             ----   ---------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (20.86%)
  Investment in a joint repurchase
   agreement transaction with
   Toronto Dominion Securities
   Dated 02-28-97, Due 03-03-97
   (secured by U.S. Treasury Bond,
   7.875% Due 02-15-21, and by
   U.S. Treasury Notes 4.75%
   Due 08-31-98, and 6.00%
Due 09-30-98) - Note A ....................  5.39%     $    877          877,000
                                                                     -----------
                       TOTAL SHORT-TERM INVESTMENTS      (20.86%)        877,000
                                                       --------      -----------
                                  TOTAL INVESTMENTS      (98.86%)    $ 4,156,168
                                                       ========      ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================

                              FINANCIAL STATEMENTS

  John Hancock Funds - Institutional Series Trust -- International Equity Fund

Industry Diversification (Unaudited)
--------------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's Investments at February 28, 1997 assigned to the various investment categories.

                                                      MARKET VALUE OF SECURITIES
INVESTMENT CATEGORIES                                  AS A % OF FUND NET ASSETS
---------------------                                  -------------------------

Automobile/Trucks ...........................................   2.34%
Banks - Foreign .............................................   3.85
Beverages ...................................................   5.00
Building ....................................................   1.46
Chemicals ...................................................   2.37
Diversified Operations ......................................  15.07
Electronics .................................................   6.34
Engineering/R & D Services ..................................   0.43
Food ........................................................   2.27
Household ...................................................   1.11
Leisure .....................................................   3.15
Machinery ...................................................   1.72
Media .......................................................   2.48
Medical .....................................................   3.36
Metal .......................................................   3.31
Real Estate Operations ......................................   4.09
Retail ......................................................   9.06
Telecommunications ..........................................   8.09
Textile .....................................................   1.24
Tobacco .....................................................   0.90
Utilities ...................................................   0.36
Short-Term Investments ......................................  20.86
                                                               -----
                                            TOTAL INVESTMENTS  98.86%
                                                               =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

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                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

NOTE A --
ACCOUNTING POLICIES

John Hancock Active Bond Fund ("Active Bond Fund"), John Hancock Global Bond Fund ("Global Bond Fund"), John Hancock Fundamental Value Fund ("Fundamental Value Fund"), John Hancock Dividend Performers Fund ("Dividend Performers Fund"), John Hancock Multi-Sector Growth Fund ("Multi-Sector Growth Fund"), John Hancock Small Capitalization Equity Fund ("Small Capitalization Fund"), and John Hancock International Equity Fund ("International Equity Fund"), (each, a "Fund" and collectively, the "Funds"), are separate portfolios of John Hancock Institutional Series Trust (the "Trust"), an open-end management investment company, registered under the Investment Company Act of 1940. The Trust, organized as a Massachusetts business trust in 1994, consists of twelve series portfolios: the Funds, John Hancock Independence Balanced Fund, John Hancock Independence Value Fund, John Hancock Independence Diversified Core Equity Fund II, John Hancock Independence Growth Fund and John Hancock Independence Medium Capitalization Fund. Each Fund currently has one class of shares with equal rights as to voting, redemption, dividends and liquidation within their respective Fund. The Trustees may authorize the creation of additional portfolios from time to time to satisfy various investment objectives.

      The investment objective of the Active Bond Fund is a high level of current income, consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable investment grade debt securities of U.S. and foreign issuers. The investment objective of the Global Bond Fund is a competitive total investment return, consisting of current income and capital appreciation. The investment objective of the Fundamental Value Fund is capital appreciation with income as a secondary objective. The investment objective of the Dividend Performers Fund is long-term growth of capital and of income without assuming undue market risk. The investment objective of the Multi-Sector Growth Fund is long-term capital appreciation. The investment objective of the Small Capitalization Fund is long-term growth of capital. The investment objective of the International Equity Fund is long-term growth of capital.

      Significant accounting policies of the Funds are as follows:

VALUATION OF INVESTMENTS Securities in the Funds' portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in joint repurchase agreement transactions. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Funds' custodian bank receives delivery of the underlying securities for the joint account on the Funds' behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. They will not be subject to federal income tax on taxable earnings which are distributed to shareholders. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary


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                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

income even though such items are gains and losses for accounting purposes. For Federal income tax purposes and to the extent provided by regulations, to offset future net realized capital gains, the Small Capitalization Equity Fund has a capital loss carryforward available of $29,711 expiring February 28, 2005. To the extent that such carryforwards are used by the Funds, no capital gain distribution will be made. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration. Additionally, net capital losses for the Active Bond Fund of $890, the Fundamental Value Fund of $371,611, the Small Capitalization Equity Fund of $26,590 and the International Equity Fund of $40,051 and net foreign currency losses for the Multi-Sector Growth Fund of $1,998 and the International Equity Fund of $9,171 attributable to security transactions occurring after October 31, 1996 are treated as arising on the first day (March 1, 1997) of the Funds' next taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Funds identify the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Funds record all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Funds have been capitalized and are being charged to the Funds' operations ratably over a five-year period that began with the commencement of investment operations of the Funds'.

      In the event that any of the initial shares are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of the then unamortized organization expense in the same proportion as the number of the initial shares redeemed bears to the number of the initial shares outstanding at the time of such redemption.

DISCOUNT ON SECURITIES The Funds accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Funds. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the


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                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

U.S. dollar and to the effects of changes in each country's legal and economic environment.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Funds, other than Dividend Performers Fund, may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Funds' daily net assets. The Funds record realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Funds may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

      Open foreign currency forward sell contracts at February 28, 1997 for Global Bond Fund were as follows:

                            PRINCIPAL AMOUNT      EXPIRATION     UNREALIZED
CURRENCY:                 COVERED BY CONTRACT       MONTH       DEPRECIATION
---------                 -------------------       -----       ------------
SWISS FRANC                      70,000             MAR 97         ($180)
                                                                    ====

      Open foreign currency forward buy contracts at February 28, 1997 for Global Bond Fund were as follows:

                            PRINCIPAL AMOUNT      EXPIRATION     UNREALIZED
CURRENCY:                 COVERED BY CONTRACT       MONTH       DEPRECIATION
---------                 -------------------       -----       ------------
JAPANESE YEN                   12,354,152           MAR 97         $3,049
                                                                   ======

      There were no open forward currency exchange contracts at February 28, 1997 for all other Funds.

FINANCIAL FUTURES CONTRACTS The Funds may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Funds' exposure to the underlying instrument. Selling futures tends to decrease the Funds' exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. Government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Funds recognize a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

      For Federal income tax purposes, the amount, character and timing of the Funds' gains and/or losses can be affected as a result of futures contracts.

      At February 28, 1997, there were no open positions in financial futures contracts.

OPTIONS Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Purchased put or call over-the-counter options will be valued at the average of the "bid" prices obtained from two independent brokers. Written put or call over-the-counter options will be valued at the average of the "asked" prices obtained from two independent brokers. Upon the writing of a call or put option, an amount equal to the premium received by the Funds will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of


                                       73
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                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

the liability will be subsequently marked-to-market to reflect the current market value of the written option.

      The Funds may use option contracts to manage its exposure to the stock market and currency interest rates. Writing puts and buying calls will tend to increase the Funds' exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Funds' exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Funds in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contract's terms, or if the Funds are unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Funds will continuously monitor the creditworthiness of all their counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in a Fund's period-end Statement of Assets and Liabilities.

      There were no written option transactions for the period ended February 28, 1997 for all Funds.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, each Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, as follows:

      FUND                                       RATE
      ----                                       ----

Active Bond Fund           .50% of average daily net assets up to $1.5 billion
                           .45% of such assets in excess of $1.5 billion

Global Bond Fund           .75% of average daily net assets up to $250 million
                           .70% of such assets in excess of $250 million

Fundamental Value Fund     .70% of average daily net assets up to
                           $500 million .65% of such assets in excess of $500 million

Dividend Performers Fund   .60% of average daily net assets up
                           to $500 million .55% of such assets in excess of $500 million

Multi-Sector Growth Fund   .80% of average daily net assets up to
                           $500 million .75% of such assets in excess of $500 million

Small Capitalization Fund  .80% of average daily net assets

International Equity Fund  .90% of average daily net assets up to
                           $500 million .65% of such assets in excess of $500 million

      Effective September 12, 1995, the Adviser agreed to limit the Funds expenses further to the extent required to prevent expenses from exceeding:
0.60% of Active Bond Fund's average daily net assets, 0.85% of Global Bond Fund's average daily net assets, 0.80% of Fundamental Value Fund's average daily net assets, 0.70% of Dividend Performers Fund's average daily net assets, 0.90% of Multi-Sector Growth Fund's average daily net assets, 0.90% of Small Capitalization Equity Fund's average daily net assets, and 1.00% of International Equity Fund's average daily net assets. The Adviser reserves the right to terminate this limitation in the future. Accordingly, for the period ended February 28, 1997, the reduction in the Fund's expenses with any additional amounts not borne by the Funds by virtue of the expense limit amounted to $56,696 for Active Bond Fund, $64,235 for Global Bond Fund, $59,798 for Fundamental Value Fund, $59,114 for Dividend Performers Fund, $96,582 for Multi-Sector Growth Fund, $79,052 for Small Capitalization Equity Fund and $76,369 for the International Equity Fund.


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                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

      Sovereign Asset Management Corporation ("SAMCorp"), serves as subadviser to Dividend Performers Fund pursuant to a subadvisory agreement with that Fund and the Adviser. The Adviser pays SAMCorp, an affiliate of the adviser, a quarterly management fee, equivalent on an annual basis, to the sum of (a) 20% of the advisory fee payable on the Fund's average daily net assets up to $100 million and (b) 55% of the advisory fee payable on the Fund's assets exceeding $100 million.

      John Hancock Advisers International, Limited serves as subadviser to International Equity Fund pursuant to a subadvisory agreement with that Fund and the Adviser. Formed in 1987, it is a wholly owned subsidiary of the Adviser. The Adviser pays John Hancock Advisers International, Limited a quarterly management fee, equivalent on an annual basis, to the sum of (a) 70% of the advisory fee payable on the Fund's average daily net assets up to $500 million and (b) 90% of the advisory fee payable on the Fund's average daily net assets exceeding $500 million.

      The Funds are not responsible for payment of these subadvisory fees.

      The Funds have a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 28, 1997, all sales of shares of beneficial interest were sold at net asset value. The Funds pay all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

      The Funds have a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect wholly owned subsidiary of JHMLICo. Each fund pays transfer agent fees at an annual fee accrued daily of 0.05% of its average daily net assets, plus certain out-of-pocket expenses.

      The Funds have an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of 0.01875% of the average net assets of each Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates as well as Trustees of the Funds. The Adviser and other subsidiaries of John Hancock Mutual Life Insurance Company owned 94,118; 1,791,739; 8,743 shares of beneficial interest of the Global Bond Fund, Multi-Sector Growth Fund, and Small Capitalization Equity Fund, respectively, as of February 28, 1997. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Funds make investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Funds' deferred compensation liability are recorded on the Funds' books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment has no impact on the operations of the Funds. The compensation of unaffiliated Trustees is borne by the Funds.


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                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Institutional Series Trust

NOTE C --
INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short term obligations, for the period ended February 28, 1997 were as follows:

                                                    PURCHASES           SALES
                                                    ---------           -----
Active Bond Fund
  U.S. Government Securities ...............       $ 1,793,062       $ 1,192,040
  Other Investments ........................         1,396,044           775,222
Global Bond Fund
  U.S. Government Securities ...............           584,891           159,830
  Other Investments ........................         1,300,617           931,812
Fundamental Value Fund .....................         5,173,163         5,969,013
Dividend Performers Fund
  U.S. Government Securities ...............           203,125           215,375
  Other Investments ........................         5,504,726         1,445,409
Multi-Sector Growth Fund ...................        65,542,644        48,533,988
Small Capitalization Fund ..................         1,451,002           476,409
International Equity Fund ..................         2,511,984         2,001,499

      At February 28, 1997, the cost (excluding the corporate savings account) and gross unrealized appreciation and depreciation in value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

                                                                               NET UNREALIZED
                            AGGREGATE     GROSS UNREALIZED  GROSS UNREALIZED   APPRECIATION/
                               COST         APPRECIATION      DEPRECIATION     (DEPRECIATION)
                               ----         ------------      ------------     --------------
Active Bond Fund ...       $ 2,174,885       $   18,586       $  15,503        $     3,083
Global Bond Fund ...         1,010,536            9,461         (19,854)           (10,393)
Fundamental Value
  Fund .............         5,761,238          711,214        (471,716)           239,498
Dividend Performers
  Fund .............         7,599,378        1,208,633         (68,286)         1,140,347
Multi-Sector Growth
  Fund .............        27,387,840        2,676,558        (798,025)         1,878,533
Small Capitalization
  Equity Fund ......           957,280           94,806         (58,742)            36,064
International Equity
  Fund .............         3,911,011          401,821        (156,664)           245,157

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended February 28, 1997, reclassifications have been made in each Fund's capital accounts which represent the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of February 28, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications have no impact on the net asset value of the Funds. The calculation of net investment income per share in the financial highlights excludes these adjustments.

                            CAPITAL      UNDISTRIBUTED        ACCUMULATED NET
                            PAID-IN  NET INVESTMENT INCOME  REALIZED GAIN (LOSS)
                            -------  ---------------------  --------------------

Active Bond Fund ........  ($     3)       $      3               $  --
Global Bond Fund ........   (22,512)         (3,319)               25,831
Fundamental Value
  Fund ..................      --              --                    --
Dividend Performers
  Fund ..................      --              --                    --
Multi-Sector Growth
  Fund ..................     8,119         (12,397)                4,278
Small Capitalization
  Equity Fund ...........        12             (12)                 --
International Equity
  Fund ..................    (1,598)        (15,363)               16,961


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                 John Hancock Funds - Institutional Series Trust

INDEPENDENT AUDITORS' REPORT
To the Shareholders and Board of Trustees of John Hancock Institutional Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of John Hancock Institutional Series Trust (comprising, respectively, John Hancock Active Bond Fund, John Hancock Global Bond Fund, John Hancock Fundamental Value Fund, John Hancock Dividend Performers Fund, John Hancock Multi-Sector Growth Fund, John Hancock Small Capitalization Equity Fund, and John Hancock International Equity Fund), (The "Funds"), as of February 28, 1997, and the related statements of operations for the period then ended, and the statements of changes in net assets, and the financial highlights for each of the years in the two-year period ended February 28, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and these financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting John Hancock Institutional Series Trust at February 28, 1997, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods then ended in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Boston, Massachusetts
April 4, 1997


TAX INFORMATION (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distribution of the Funds for the fiscal year ended February 28, 1997.

      The Funds' designated distributions to shareholders of long-term capital gain dividends are as follows: Active Bond $174, Global Bond Fund $222, Fundamental Value $12,430, Dividend Performers $36,672 and International Equity $8,970. Shareholders were mailed a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

      With respect to the Funds' ordinary taxable income for the fiscal year ended February 28, 1997, the qualifying corporate dividends received deduction percentages are as follows: Fundamental Value 12.59%, Dividend Performers 39.88%, Multi-Sector Growth 20.83%, and Small Capitalization 30.64%.


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                 John Hancock Funds - Institutional Series Trust

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in Dividend Performers Fund as of February 28, 1997.
--------------------------------------------------------------------------------

                                                                   PERCENT OF
COMPANY                                                        DIVIDEND INCREASE
-------                                                        -----------------
Abbott Laboratories ........................................         12.5%
AFLAC ......................................................         15.3
American International Group ...............................         17.6
AMP, Inc. ..................................................          4.0
Archer Daniels Midland .....................................          5.0
Automatic Data Processing, Inc. ............................         15.0
BankOne ....................................................         11.8
Baxter International, Inc. .................................          0.4
Bemis, Inc. ................................................         11.1
ConAgra, Inc. ..............................................         14.7
CPC International ..........................................          7.9
Dover Corp. ................................................         13.3
E.I. DuPont De Nemours & Co., Inc. .........................          9.6
Ecolab, Inc. ...............................................         14.3
Electronic Data Systems Corp. ..............................         15.4
Eli Lilly & Co. ............................................          5.1
Emerson Electric Co. .......................................         10.2
Exxon ......................................................          5.3
Federal Signal Corp. .......................................         15.5
First Tennessee National Corp. .............................         13.2
Gannett Co., Inc. ..........................................          2.9
General Electric ...........................................         13.0
General Re Corp. ...........................................          7.8
Hewlett-Packard Co. ........................................         20.0
Home Depot, Inc. ...........................................         20.0
Ikon Office Solutions, Inc. ................................          7.7
Illinois Tool Works, Inc. ..................................         11.8
Interpublic Group, Inc. ....................................          9.7
Johnson & Johnson ..........................................         15.2
KeyCorp ....................................................         10.5
Kimberly Clark Corp. .......................................          4.3
Leggett & Platt, Inc. ......................................          8.3
Masco Corp. ................................................          5.3
McGraw-Hill Cos., Inc. .....................................          9.1
Medtronic, Inc. ............................................         46.2
Merck & Co., Inc. ..........................................          5.0
Mobil Corp. ................................................          6.0
National Fuel & Gas ........................................          3.7
NationsBank Corp. ..........................................         13.8
Norwest Corp. ..............................................         11.1
Nucor Corp. ................................................         25.0
Pall Corp. .................................................         14.3
Parker Hannifin Corp. ......................................         11.1
Pentair, Inc. ..............................................          8.0
Pep Boys (The) .............................................         10.5
PepsiCo, Inc. ..............................................         15.0
Pfizer, Inc. ...............................................         13.3
Phillip Morris Cos., Inc. ..................................         20.0
Pitney Bowes, Inc. .........................................         15.9
PPG Industries .............................................          3.1
Questar Corp. ..............................................          3.4
Reliastar Financial Corp. ..................................         12.0
Rockwell International Corp. ...............................          7.4
RPM, Inc. ..................................................          8.3
Sara Lee Corp. .............................................         10.5
SBC Communications .........................................          4.2
Sigma Aldrich Corp. ........................................         13.6
Southern National Corp. ....................................         17.4
Sysco Corp. ................................................         15.4
Union Electric Co. .........................................          1.6
W.W. Grainger, Inc. ........................................          8.7
Wal-Mart Stores, Inc. ......................................         28.6
Worthington Industries, Inc. ...............................          9.1
                                                                    -----
The average dividend increase for this group was ...........        11.51%
                                                                    =====

Historical Data (Unaudited)

The table below shows the record of the Dividend Performers Fund during past periods.
--------------------------------------------------------------------------------

                                              PER SHARE
                       -------------------------------------------------------
  YEAR                   SHARES         DIVIDENDS     NET ASSET  CAPITAL GAINS
  ENDED                OUTSTANDING     FROM INCOME      VALUE    DISTRIBUTION
  -----                -----------     -----------      -----    -------------
February 29, 1996        326,898          $0.19        $10.15       $0.074
February 28, 1997        727,948          $0.18        $11.91       $0.190


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                                      NOTES

                 John Hancock Funds - Institutional Series Trust


                                       79
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      This report is for the information of shareholders of the John Hancock
Institutional Series Trust. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

Printed on Recycled Paper [A recycled logo in lower left hand         KB00A 2/97
corner with caption "Printed on Recycled Paper."]                           4/97